                                                                 EXHIBIT 10.17.1



                      AMENDED AND RESTATED LEASE AGREEMENT


                                    between


                           FIRST SECURITY BANK, N.A.
                               and Val T. Orton,
                not individually but solely in their capacities
                      as owner trustee under that certain
                      Amended and Restated Trust Agreement
                         dated as of October 14, 1998,
                 the trust thereunder being referred to as the
                         COB Real Estate Trust 1995-1,

                                   as Lessor


                                      and


                           CAPITAL ONE REALTY, INC.,
                                   as Lessee


                          Dated as of October 14, 1998

                                 TABLE OF CONTENTS

                                                              PAGE

1.   Demise; Title; Condition................................    1

2.   Term....................................................    2

3.   Rent....................................................    3

4.   Use.....................................................    4

5.   Net Lease; Nonterminability; Subordination of Indenture.    5

6.   Taxes and Other Charges; Law and Agreements.............    7

7.   Title; Liens............................................   10

8.   Indemnification; Fees and Expenses......................   11

9.   Environmental Matters...................................   12

10.  Maintenance and Repair; Additions.......................   16

11.  Trade Fixtures; Inspection..............................   18

12.  Condemnation and Casualty...............................   19

13.  Insurance...............................................   26

14.  Financial Statements; Other Information.................   30

15.  The Ground Leases.......................................   31

16.  Purchase Procedure......................................   32

17.  No Reliance.............................................   34

18.  Quiet Enjoyment.........................................   34

19.  Survival................................................   34

20.    Subletting; Assignment....................................  35

21.    Advances by Lessor........................................  36

22.    Conditional Limitations -- Events of Default and Remedies.  36

23.    Notices...................................................  41

24.    Estoppel Certificates.....................................  42

25.    No Merger.................................................  42

26.    Surrender and Return......................................  43

27.    Separability..............................................  45

28.    Lessee's End of Term Purchase Options.....................  45

29.    Signs; Showing............................................  46

30.    End of Term Adjustment....................................  47

31.    Nature of Lessor's Obligations; Limitations on Liability..  48

32.    Granting of Easements, Etc................................  49

33.    Lessee's Representations and Warranties...................  49

34.    Recording.................................................  51

35.    Miscellaneous.............................................  51

36.    Ownership of the Leased Properties........................  52

37.    Purchase Options..........................................  54

38.    Substitution of Properties................................  56

39.    The Individual Trustee....................................  59

     SCHEDULE A  Land Parcel
     SCHEDULE B  Basic Rent
     SCHEDULE C  Termination Values
     SCHEDULE D  Environmental Matters
     SCHEDULE E  Purchase Prices
     SCHEDULE F  Maximum Lessor and Lessee Risk Amounts
     SCHEDULE G  Permitted Encumbrances
     SCHEDULE H  Form of Supplement to Lease
     SCHEDULE I  Form of Certificate As to Insurance
     SCHEDULE J  Allocable Percentages
     SCHEDULE K  Form of Lessee Estoppel Certificate

     THIS AMENDED AND RESTATED LEASE AGREEMENT, dated as of October 14, 1998 as amended and supplemented from time to time (this Lease), by and between FIRST
                                                 -----
SECURITY BANK, N.A., a national banking association, and Val T. Orton, not individually but solely in their capacities as owner trustee under that certain Amended and Restated Trust Agreement dated as of the date hereof, the trust thereunder being referred to as the COB Real Estate Trust 1995-1, as lessor (together with their respective successors and assigns, collectively, Lessor),
                                                                      ------
having an office at 79 South Main Street, Salt Lake City, Utah 84111, and CAPITAL ONE REALTY, INC., a Delaware corporation, as lessee (together with their respective successors and permitted assigns, Lessee), having an address at
                                                   ------
2980 Fairview Park Drive, Suite 1400, Falls Church, VA 22042.

     Lessor and Lessee, as assignee of Guarantor's interest thereunder, have entered into a Lease Agreement dated as of January 5, 1996, as amended and supplemented (the Original Lease) with respect to those certain parcels of land
                  --------------
described in Schedule A annexed hereto (individually, a Land Parcel and collectively, the Land Parcels). Lessor and Lessee each desire to amend,
                  ------------
restate and supercede the Original Lease in order to modify the terms and conditions thereof.

     Lessor and Lessee hereby agree, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, one to the other, as follows (capitalized terms not otherwise defined are defined in Appendix I hereto):

     1.  Demise; Title; Condition.   In consideration of the agreements and
         ------------------------
provisions of this Lease hereinafter stipulated to be observed and performed by Lessee, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, subject to the terms and conditions hereinafter set forth, for the terms described in Article 2 hereof, all of Lessor's right, title and interest in (i) the fee simple interest or ground leasehold interest, as applicable, in each Land Parcel, including the fee interest in any Land Parcel as to which Lessor currently holds a ground leasehold interest, if such fee interest is hereafter acquired by Lessor; (ii) all buildings, structures, improvements and other real and personal property now standing or at any time hereafter constructed or placed upon any of the Land Parcels including, without limitation, all of Lessor's right, title and interest in and to all building equipment and fixtures of every kind and nature on each of the Land Parcels or in any such building, structure or improvement, together with any and all Additions (all of the foregoing described in this clause (ii), the Improvements to each Land Parcel);
                                             ------------
and (iii) all easements, rights and appurtenances thereto (Lessor's right, title and interest in each Land Parcel, the Improvements and all such easements, rights and appurtenances with respect thereto called the Leased Property).
                                                         ---------------

     Each Leased Property is demised and let in its present condition without representation or warranty by Lessor (except as expressly set forth in Article
18), subject in each case to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in such Leased Property and at the commencement of the Term, (c) any state of facts which an accurate survey or physical inspection might show,
(d) all applicable laws, rules, regulations, ordinances and restrictions now in effect or hereafter adopted by any governmental authority having jurisdiction,
(e) any environmental conditions now or hereafter existing at, on or under such Leased Property and (f) any violations of such laws, rules, regulations, ordinances and restrictions which may exist at the commencement of the Term of this Lease. Lessee has examined each Leased Property and has, as between Lessor and Lessee, found the same to be satisfactory for its purposes. Without limiting the generality of the foregoing, Lessee acknowledges and agrees that as of the date hereof, Lessor's interest in each of Knolls Two Phase Three, Renaissance Business Park Phase I and Renaissance Business Park Phase II is a ground leasehold interest.

     LESSOR HAS NOT MADE AN INSPECTION OF ANY LEASED PROPERTY AND MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY LEASED PROPERTY WHETHER NOW OR HEREAFTER EXISTING OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR A PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN; AND ALL RISKS INCIDENTAL TO THE LEASED PROPERTIES SHALL BE BORNE BY LESSEE. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN ANY LEASED PROPERTY OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY LESSOR OF, AND LESSEE DOES HEREBY DISCLAIM ANY AND ALL WARRANTIES BY LESSOR, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTIES WHETHER NOW OR HEREAFTER EXISTING OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

     2.  Term.
         ----

     (a) Subject to the provisions hereof, Lessee shall have and hold each Leased Property for a term which shall begin on December ___, 1998 (the Basic
                                                                        -----
Term Commencement Date) and end at midnight on the day immediately before the
----------------------
fifth anniversary of the Basic Term Commencement Date (the Basic Term), unless
                                                           ----------
sooner terminated or extended as hereinafter provided. All representations, warranties and covenants in this Lease shall become effective at the time of the delivery hereof on the Basic Term Commencement Date.

     (b) So long as no Default or Event of Default shall have occurred and be continuing on the last day of the then current Basic Term or Renewal Term (except for the last day of the Maximum Lease Term), Lessee may elect (i) to extend and renew the Term of this Lease with respect to all, but not less than all, of the Leased Properties for up to two consecutive one-year terms (each, a Renewal Term) or (ii) to terminate this Lease. Lessee shall be deemed to have
------------
elected to extend and renew this Lease for the next following Renewal Term unless Lessee delivers a notice to the contrary to Lessor at least 180 days before the end of the then current Term (a Termination Notice). A Termination
                                           ------------------
Notice shall specify whether Lessee intends to purchase Lessor's interest in all, but not less than all, of the Leased Properties pursuant to paragraph (a) of Article 28 hereof or to return possession of all, but not less than all, of the Leased Properties pursuant to paragraph (b) of Article 30. Lessee's deemed exercise of its election to extend this Lease made in accordance with the provisions of this Article 2 at the end of the Basic Term or at the end of the first Renewal Term shall automatically extend the Term of this Lease for the first Renewal Term or the second Renewal Term, as the case may be, without need for a further writing. However, either party, upon request of the other, will execute and acknowledge, in form suitable for recording, an instrument confirming the acceptance of each Leased Property for the Basic Term and any such Renewal Term. Time shall be of the essence with respect to the giving of notice by Lessee of its election not to extend any Term of this Lease.

     3.  Rent.
         ----

     (a) During the Term of this Lease, Lessee shall pay the basic rent provided for in Schedule B annexed hereto (Basic Rent) to Lessor (or to any
                                           ----------
other party as Lessor may from time to time specify in writing), by bank wire transfer or electronic funds transfer (including automated clearinghouse transfers) of immediately available federal funds initiated before 10:30 A.M., Eastern Time, at Lessor's address set forth above, or at such other place within the continental United States to which bank wire or electronic funds transfers can be made, as Lessor may from time to time designate to Lessee in writing. Basic Rent during the Basic Term and any Renewal Term shall be due and payable by Lessee in installments in the amounts set forth in Schedule B on the dates set forth in Schedule B (Installment Payment Dates). If any Installment Payment
                         -------------------------
Date falls on a day that is not a Business Day, Basic Rent shall be due and payable on the next succeeding Business Day without interest or penalty if paid on such Business Day. In the event of any assignment by Lessor to an Assignee pursuant to the provisions of paragraph (b) of Article 20 hereof, all payments that are assigned to such Assignee, whether Basic Rent, Additional Rent or otherwise, shall be paid in such manner and in such place as shall be designated by Lessor or such Assignee.

     (b) All amounts that Lessee is required to pay or discharge pursuant to this Lease in addition to Basic Rent (including, without limitation, amounts payable as the Purchase Price, Termination Value or other amounts for each Leased Property pursuant to any provision hereof, any Adjustment Price or Maximum Lessee Risk Amount payable pursuant to Article 30, any

Reinvestment Premium, any amounts payable pursuant to Article 21 hereof or as liquidated damages pursuant to paragraph (c) of Article 22 hereof and any indemnity payments payable pursuant to Articles 8 and 9 hereof), together with every fine, penalty, overdue interest and cost which may be added for nonpayment or late payment thereof, shall constitute additional rent hereunder (all of the foregoing, Additional Rent). In the event of any failure by Lessee to pay or
           ---------------
discharge any such Additional Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or otherwise in the case of nonpayment of Basic Rent. Lessee shall pay Additional Rent to Lessor (or to any other party as Lessor may from time to time specify in writing) in the same manner specified for the payment of Basic Rent or, with respect to portions of Additional Rent payable to third parties, Lessee may pay such portions of Additional Rent directly to the Persons entitled thereto. Lessee also covenants to pay to Lessor on demand as Additional Rent, interest at the Overdue Rate, but in no event greater than the maximum rate permitted by applicable law, on (i) all overdue installments of Basic Rent from the due date thereof until paid in full,
(ii) all overdue amounts of Additional Rent, arising out of obligations which Lessor shall have paid on behalf of Lessee pursuant to Article 21 hereof or otherwise from the date of such payment by Lessor until paid in full and (iii) each other sum required to be paid by Lessee hereunder which is overdue, including without limitation, any Maximum Lessee Risk Amount or portion thereof, Purchase Price, Termination Value or other amounts for the Leased Properties, Adjustment Price, any Reinvestment Premium, and any amounts payable pursuant to
Article 21 hereof or as liquidated damages pursuant to paragraph (c) of Article 22 hereof, from the date such sum was due until the date received by the Person entitled thereto.

     (c) (i) The Termination Values, (ii) the Purchase Price, and (iii) the Maximum Lessor Risk Amount and the Maximum Lessee Risk Amount, in each case, shall be at least sufficient at all times during the Maximum Lease Term to pay all outstanding principal and accrued and unpaid interest under the indebtedness evidenced by the Notes, to pay to Lessor the amount of the outstanding Equity Investment and accrued and unpaid Equity Return and to pay the Reinvestment Premium, if any, payable under the Notes and in respect of the Equity Investment. The foregoing shall in no event constitute or be construed as a guarantee by Lessee of the Notes and/or the Equity Investment.

     4.  Use.  Lessee may use Capital One Operations Center as an operations
         ---
center for it and Guarantor and each of Knolls Office Building, Knolls Two Phase Three, Renaissance Business Park Phase I and Renaissance Business Park Phase II as a first-class office facility and for accessory parking and other ancillary uses. With the prior written consent of Lessor, Indenture Trustee and LC Issuer, which consent will not be unreasonably withheld, Lessee may use any Leased Property for any other lawful use that Lessee certifies (i) is not generally hazardous or offensive, (ii) does not, in Lessee's good faith determination, adversely affect the fair market value, utility or useful life of such Leased Property and (iii) does not violate any applicable Legal Requirement, Ground Lease, as applicable, or insurance required hereunder to be maintained thereon.

     5.  Net Lease; Nonterminability; Subordination of Indenture
         -------------------------------------------------------

     (a) This Lease is a "net lease" and Lessee shall pay all Basic Rent and Additional Rent without notice, demand, counterclaim, set-off, deduction, or defense, and without abatement, suspension, deferment, diminution or reduction, free from any charges, assessments, impositions, expenses or deductions of any and every kind or nature whatsoever including, without limitation (i) any right Lessee may have against Lessor, any Ground Lessor, any contractor or any other Person for any reason (whether in connection with this transaction or any other transaction), (ii) any breach, default or misrepresentation by Lessor or any other Person under this Lease or any other Operative Document to which it is a party or (iii) any invalidity or unenforceability in whole or in part of this Lease or any other document or instrument relating to the transactions evidenced hereby or any other Operative Document to which it is a party, or any other infirmity herein or therein, or any lack of power or authority of any party to this Lease, or any other document or instrument related to the transactions evidenced hereby. All costs, expenses and obligations of every kind and nature whatsoever relating to each Leased Property and the appurtenances thereto and the use and occupancy thereof by Lessee or anyone claiming by, through or under Lessee as Lessee hereunder which may arise or become due during or with respect to the period constituting the Term of this Lease shall be paid by Lessee, and Lessee shall indemnify Lessor against any of the foregoing as provided in
Article 8. Lessee assumes, during the Term of this Lease, the sole responsibility for the physical and environmental condition, use, operation, maintenance and management of each Leased Property, and Lessee shall indemnify Lessor with respect to the foregoing as provided in Article 8, and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of Lessee on any account or for any reason whatsoever, except as specifically provided in Article 8.

     (b) Except as otherwise expressly provided in paragraph (b) of Article 2, paragraph (c) of Article 12, clause (ii) of paragraph (b) of Article 22 hereof,
Article 28, paragraph (d) of Article 37 and clause (ii) of paragraph (b) of
Article 38 (with respect to the affected Leased Property but not as to the Exchange Property), this Lease shall not terminate as to any Leased Property, nor shall Lessee have any right to terminate this Lease as to any Leased Property, nor shall Lessee be entitled to any abatement or reduction of rent hereunder, nor shall Lessee have the right to be released or discharged from any obligations or liabilities hereunder for any reason, including without limitation, any damage to or destruction of all or part of any Leased Property; any restriction, deprivation (including eviction) or prevention of, or any interference with, any use or the occupancy of any Leased Property (whether due to any defect in or failure of Lessor's title to any Leased Property, any Lessor Lien or otherwise); any condemnation, requisition or other taking or sale of the use, occupancy or title to any Leased Property; any action, omission or breach on the part of any Ground Lessor or Lessor under any of the Ground Leases or on the part of Lessor under this Lease or under any other agreement between Lessor and Lessee; the inadequacy or failure of the description of any Leased Property to demise and let to Lessee the property intended to be leased hereby; Lessee's acquisition of ownership of any Leased Property or any sale or other disposition of any Leased Property; the impossibility or illegality of performance by Lessor or Lessee or both; the failure of Lessor to deliver possession of any Leased Property on the Basic Term Commencement Date; the inability or failure of Lessor to take leasehold title to any of the Land Parcel under any Ground Lease; any environmental condition affecting any Leased Property; any action of any court, administrative agency or other governmental authority; or any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding.

     (c) Lessee will remain obligated under this Lease in accordance with its terms, and will not take any action to terminate (except as otherwise expressly provided in paragraph (b) of Article 2, paragraph (c) of Article 12, clause (ii) of paragraph (b) of Article 22, Article 28, paragraph (d) of Article 37 and clause (ii) of paragraph (b) of Article 38 (with respect to the affected Leased Property not as to the Exchange Property)), rescind or avoid this Lease for any reason, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Lessor, or any assignee of Lessor, or any action with respect to this Lease which may be taken by any receiver, trustee or liquidator, or any assignee of Lessor or by any court in any such proceeding. Lessee waives all rights at any time conferred by statute or otherwise to quit, terminate (except as otherwise expressly provided in paragraph (b) of Article 2, paragraph (c) of Article 12, clause (ii) of paragraph (b) of Article 22, Article 28, paragraph (d) of Article 37 and clause
(ii) of paragraph (b) of Article 38 (with respect to the affected Leased Property not as to the Exchange Property)) or surrender (except upon a return of the Leased Properties pursuant to Article 28 and then in accordance with Article
26) this Lease or any Leased Property or to any abatement or deferment of any Basic Rent, Additional Rent or other sum payable by Lessee hereunder, or for damage, loss or expense suffered by Lessee on account of any cause referred to in this Article 5 or otherwise.

     (d) This Lease and all rights of Lessee hereunder are subordinate to the Indenture unless the Indenture Trustee elects, upon notification by the Indenture Trustee to Lessee, for the Indenture to be subordinate to this Lease and such rights.

     (e) If any act or omission of Lessor would give Lessee the right, immediately or after the lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Lessee shall not exercise such right until (i) Lessee gives notice of such act or omission to Lessor and to the Indenture Trustee, and (ii) a reasonable period of time for remedying such act or omission elapses following the time when the Indenture Trustee becomes entitled under the Indenture to remedy same (which reasonable period shall in no event be less than the period to which Lessor is entitled under this Lease or otherwise, after similar notice, to effect such remedy).

     (f) If the Indenture Trustee succeeds to the rights of Lessor under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then, at the request of the Indenture Trustee and upon the Indenture Trustee's written agreement to accept Lessee's attornment, Lessee shall attorn to and recognize the Indenture Trustee as Lessee's landlord under this Lease and shall promptly execute and deliver any instrument that the Indenture Trustee shall reasonably request to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between the Indenture Trustee and Lessee upon all of the terms and conditions set forth in this Lease except that the Indenture Trustee shall not be (i) liable for any previous act or omission of Lessor under this Lease, (ii) subject to any offset which had accrued to Lessee against Lessor, (iii) obligated to complete any construction of the Leased Properties, (iv) obligated to make any payment to or on behalf of Lessee, (v) required to account for any security deposit other than any actual delivered to the Indenture Trustee, or
(vi) bound by any previous modification of this Lease or by any prepayment of more than one month's Basic Rent or Additional Rent unless such modification or prepayment was expressly approved in writing by the Indenture Trustee through or by reason of which the Indenture Trustee succeeded to the rights of Lessor under this Lease.

     (g) If the Indenture Trustee requires any modification of this Lease, Lessee shall, upon notice thereof from Lessor, promptly execute and deliver to Lessor the instrument accompanying said notice from Lessor to effect such modification if such instrument is reasonable and does not adversely affect in any respect any of Lessee's rights under this Lease and does not increase in any respect any of Lessee's obligations under this Lease.

     6.  Taxes and Other Charges; Law and Agreements.
         -------------------------------------------

     (a) Lessee shall pay and discharge, on or before the last day upon which the same may be paid without interest or penalty, and shall indemnify each Indemnified Party on an after tax basis, from and against, all taxes, including any tax based upon or measured by gross rentals or receipts from any Leased Property, assessments, levies, fees, water and sewer rents and other governmental and similar charges, general and special, ordinary or extraordinary, and whether or not the same shall have been within the express contemplation of the parties hereto, and any interest and penalties thereon, however imposed, whether levied or imposed upon Lessor, Lessee, any Indemnified Party, any Leased Property or any portion thereof, by any federal, state or local government or taxing authority in the United States of or by any taxing authority or governmental subdivision of any other country, upon or with respect to (i) the transactions including, without limitation, any documentary stamp tax or any intangible personal property tax on the Lessor or any other Indemnified Party, (ii) the Leased Property or any portion thereof or interest therein or the interest of Lessee or Lessor or any Indemnified Party therein, (iii) Basic Rent or Additional Rent or other sums payable by Lessee hereunder, (iv) this Lease or the interest of Lessee or any Indemnified Party hereunder, (v) the use, occupancy, construction, purchase, ownership, maintenance, operation, repair, rebuilding, possession, repossession, sale or disposition of any

Leased Property or any portion thereof or (vi) gross receipts from any Leased Property. If any tax or assessment levied or assessed against any Leased Property may legally be paid in installments, Lessee shall have the option to pay such tax or assessment in installments; provided, however, that upon the termination or expiration of the Term of this Lease, as the same be extended pursuant to the terms hereof, Lessee shall pay any such tax or assessment which it has been paying in installments in full on or prior to such termination or expiration date. Nothing in this Lease shall require payment by Lessee of any franchise, estate, inheritance, succession, transfer, net income or profits taxes of Lessor or any other Indemnified Party (including any minimum taxes and withholding taxes), except for transfer taxes, recording fees, or similar charges payable in connection with a conveyance hereunder to Lessee or in connection with Lessor's exercise of remedies after an Event of Default hereunder and any gross receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, Additional Rent or any other sums payable by Lessee hereunder or levied upon or assessed against any Leased Property, unless such taxes are in substitution for an income, profit or revenue tax of Lessor or any other Indemnified Party, but then only to the extent of such substitution and only to the extent that such tax, assessment or other charge would be payable if such Leased Property were the only property of Lessor subject thereto (the foregoing, collectively, Excluded Taxes). Lessee shall
                                              --------------
prepare and file on a timely basis all returns and other materials required in connection with any taxes, assessments or other charges that Lessee is required to pay pursuant to this Article 6. Lessee shall furnish to Lessor promptly, and in any event within 30 days after the later of the date the same becomes due and payable and the date of written demand by Lessor, as the case may be, proof of the payment of any such tax, assessment, fee, rent or charge which is payable by Lessee and, upon written demand of Lessor, proof of the filing of all returns and other materials required in connection therewith. The indemnity contained in this Article 6 shall continue in full force and effect notwithstanding the expiration or earlier termination of this Lease and are expressly made for the benefit of, and shall be enforceable by, Lessor and each other Indemnified Party.

     (b) Lessee shall pay all charges for utility, communication and other services to the extent rendered or used during the Term of this Lease on or about each Leased Property, whether or not payment therefor shall become due after the expiration of the Term of this Lease.

     (c) Lessee shall at all times during the Term of this Lease, at Lessee's own cost and expense, perform and comply with all Legal Requirements (except to the extent any exemption or so called "grandfathering" provision is available to Lessee), whether or not such Legal Requirements so involved shall necessitate structural changes, improvements, interference with use and enjoyment of any Leased Property, replacements or repairs, extraordinary as well as ordinary, and Lessee shall so perform and comply, whether or not such Legal Requirements shall now exist or shall hereafter be enacted or promulgated, and whether or not such Legal Requirements can be said to be within the present contemplation of the parties hereto. Lessee shall at all times during the Term of this Lease, at Lessee's own cost and expense, perform and comply with the terms of any easement granted or released pursuant to Article 32 hereof and shall perform all of the obligations of the grantor or releasor under the related instrument of grant or release. Lessee shall, at its expense, comply with all provisions of insurance policies required pursuant to Article 13 hereof, and with the provisions of all contracts, agreements, instruments and restrictions existing at the commencement of this Lease or thereafter suffered or permitted by Lessee, affecting any Leased Property or any part thereof or the ownership, occupancy, use, operation or possession thereof.

     (d)  Notwithstanding the provisions of paragraphs (a) through (c) of this
Article 6 and those of Article 7, Lessee shall have the right to contest, by appropriate legal proceedings, any tax, charge, levy, assessment, lien or other encumbrance, and/or any Legal Requirement affecting any Leased Property, and to postpone payment of or compliance with the same during the pendency of such contest, provided that (i) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, Lessor and any Leased Property, (ii) no part of any Leased Property nor any Basic Rent or Additional Rent or other sums payable by Lessee hereunder shall be in danger of being sold, forfeited, attached or lost, (iii) there shall not exist (x) any interference with the use and occupancy of any Leased Property or any part thereof, or (y) any interference with the payment of Basic Rent or any Additional Rent (other than the portion subject to the contest), (iv) Lessee shall promptly prosecute such contest to a final settlement or conclusion or, if Lessee deems it advisable to abandon such contest, Lessee shall promptly pay or perform the obligation which was the subject of such contest and (v) at no time during the permitted contest shall there be a risk of the imposition of criminal liability on Lessor arising from non-payment of the contested item or non-compliance with the contested Legal Requirement. If any Default or Event of Default hereunder shall have occurred and be continuing, or any such contest or contests, individually or in the aggregate, at any one time pending with respect to any Leased Property shall involve an amount of money or potential loss (including fines and similar charges) in excess of $300,000, plus any security theretofore provided pursuant to this provision, then Lessee shall either (i) deposit with the Depositary (as defined in subparagraph (i) of paragraph (b) of Article 12 of this Lease) an amount equal to 100% of the tax, charge, levy, assessment, lien or other encumbrance affecting such Leased Property, which amount may be invested in accordance with the terms and provisions set forth in subparagraph (iv) of paragraph (b) of Article 12 of this Lease or (ii) post an equivalent bond, or letter of credit from an institution (other than Lessee or its Affiliates) meeting the requirements to be a Depositary under this Lease, for security. Lessee shall not postpone the payment of any such tax, charge, levy, assessment, lien or other encumbrance for such length of time as shall permit any Leased Property, or any lien thereon created by such item being contested, to be sold by federal, state, county or municipal authority for the non-payment thereof; Lessee shall not postpone compliance with any such law, rule, order, ordinance, regulation or other governmental requirement if Lessor will thereby be subject to criminal prosecution, or if any municipal or other governmental authority shall be in a position according to applicable law to commence and carry out any work to comply with the same or to foreclose or sell any lien affecting all or part of any Leased Property which shall have arisen by reason of such postponement or failure of compliance.

     (e) In the event of the expiration or termination of this Lease as herein provided or Lessee's abandonment of any Leased Property, the obligations and liabilities of Lessee with respect to each Indemnified Party, actual or contingent, under this Article 6 shall survive such termination or abandonment.

     7.  Title; Liens.  Lessee represents and warrants to, and covenants with,
         ------------
Lessor that Lessor has and shall have good fee simple title to (or, with respect to Knolls Two Phase Three, Renaissance Business Park Phase I and Renaissance Business Park Phase II, so long as the respective Ground Leases are in effect, a valid ground leasehold interest in) each and every Leased Property, subject only to Permitted Encumbrances, and that Lessee shall warrant and defend the same to Lessor against the lawful claims and demands of all Persons. Subject to the provisions of paragraph (d) of Article 6, Lessee will promptly, but in any event no later than the earlier of 30 days after its Actual Knowledge of the filing thereof or the enforcement of the same, at its own expense, remove, satisfy or discharge of record, by bond or otherwise, any charge, lien, security interest or encumbrance upon any Leased Property, upon any Basic Rent, or upon any Additional Rent or other sums payable by Lessee under this Lease which arises for any reason (except for Lessor Liens and any other acts or omissions of Lessor or anyone claiming by, through or under Lessor, without the consent of Lessee), including all liens which arise out of Lessee's possession, use, operation and occupancy of any Leased Property, but not including any Permitted Encumbrances. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Leased Property or any part thereof. Notice is hereby given that Lessor will not be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding an interest in any Leased Property or any part thereof through or under Lessee, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Lessor in and to any Leased Property. In the event of the failure of Lessee to discharge any charge, lien, security interest or encumbrance within the time period set forth above and otherwise as aforesaid, except during the pendency of any contest permitted and conducted pursuant to paragraph (d) of Article 6, after five days prior notice to Lessee (or after shorter notice or without notice if prudent under the circumstances to prevent enforcement or other action against Lessor or any Leased Property), Lessor may discharge such items by payment or bond or both, and Lessee will repay to Lessor, upon demand, any and all amounts paid therefor, or by reason of any liability on such bond, and also any and all reasonable incidental expenses, including reasonable attorneys' fees and disbursements, incurred by Lessor in connection therewith.

     8.   Indemnification; Fees and Expenses.  Lessee shall pay, and shall
          ----------------------------------
protect, defend and indemnify each Indemnified Party against and hold each Indemnified Party harmless from all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), claims, demands or judgments of any nature to the extent (a) arising or alleged to arise from or in connection with the condition, use, operation, maintenance, subletting and management of any Leased Property, (b) relating to any Leased Property and the appurtenances thereto and the use and occupancy thereof by Lessee or anyone claiming by, through or under Lessee or (c) arising or alleged to arise from or in connection with any of the following events: (i) any injury to, or the death of, any person or any damage to or loss of property on or adjacent to any Leased Property or growing out of or directly or indirectly connected with, or alleged to grow out of or be directly or indirectly connected with, the ownership, use, nonuse, occupancy, operation, possession, condition, construction, repair or rebuilding of any Leased Property or adjoining property, sidewalks, streets or ways or resulting, or alleged to result, from the condition of any thereof, other than and only to the extent of any injury, death, damage or loss arising solely out of such Indemnified Party's gross negligence or willful misconduct provided, however, such exception shall not apply in respect of Lessor or any liability which is imputed to Lessor or any assignee solely by reason of its interest in any Leased Property under this Lease; (ii) any claims by third parties to the extent resulting from any violation or alleged violation by Lessee of (A) any provision of this Lease, or (B) any Legal Requirement affecting any Leased Property, or (C) any lease (other than this Lease) or other agreement relating to any Leased Property as of the date hereof or hereafter in effect to which Lessee is a party or by which Lessee is bound, or (D) any contract or agreement to which Lessee is a party, or any restriction, law, ordinance or regulation, affecting any Leased Property or the ownership, use, nonuse, occupancy, condition, operation, possession, construction, repair or rebuilding thereof or of adjoining property, sidewalks, streets or ways; (iii) any contest permitted by paragraph (d) of Article 6; or (iv) Lessee's failure to pay in accordance with the terms and provisions hereof any item of Additional Rent payable by Lessee hereunder or (d) which may be imposed upon, incurred by or asserted against any Indemnified Party in any way relating to or arising out of (i) this Lease or the enforcement of any of the terms hereof and thereof (other than by Lessee), including, without limitation, relating to amendments, supplements, adjustments, waivers, consents, releases, substitutions, terminations and refinancings or (ii) the acquisition or ownership of the Beneficial Interests by Beneficiary including, without limitation, fees, expenses, taxes set forth in the Sale and Assignment Agreement (BI Interests) or the failure to so acquire such Beneficial Interests as set forth in such Agreement. Lessee shall not be liable in any case to any Indemnified Party for any liabilities, obligations, claims, damages, penalties, causes of action, costs or expenses to the extent that they result solely from the gross negligence or willful misconduct of such Indemnified Party; provided that the exclusion with respect to gross negligence and willful misconduct in this sentence shall not apply to ordinary negligence, as to which Lessee shall indemnify each Indemnified Party pursuant to this Article 8. The foregoing shall not be construed to give rise to any third party beneficiary rights with respect to any Person who is not an Indemnified Party. If any Indemnified Party shall be made a party to any such litigation commenced against Lessee, and if Lessee, at its expense, shall fail to provide such Indemnified Party or its agent with counsel approved by such Indemnified Party, as applicable, which approval shall not be unreasonably withheld, Lessee shall pay all reasonable costs and attorney's fees and expenses incurred or paid by such Indemnified Party in connection with such litigation. Nothing in this Article 8 is meant to limit or otherwise impair the indemnification set forth in Article 9. To the extent legally permissible, the Indemnified Parties consent to being represented by the same counsel as Lessee in such action; provided, however, that any Indemnified Party may be represented by separate counsel selected by such Indemnified Party and reasonably acceptable to Lessee, at Lessee's expense if, in such Indemnified Party's reasonable judgment, separate counsel is necessary to protect such Indemnified Party's interest. The indemnity contained in this Article 8 shall continue in full force and effect notwithstanding the expiration or earlier termination of this Lease and are expressly made for the benefit of, and shall be enforceable by, Lessor and each other Indemnified Party.

     9.   Environmental Matters.
          ---------------------

     Lessee represents and warrants (with respect to statements made as of a particular date) and covenants (with respect to future or ongoing obligations) to the Indemnified Parties that:

     (i) at all times during the Term of this Lease, each and every Leased Property, Lessee, all sublessees and any assignee of Lessee shall comply in all material respects with all applicable Environmental Laws, including the effecting of cures in compliance with Environmental Laws, if applicable; Lessee has, and has ensured that all sublessees of each Leased Property have, obtained all permits, licenses, and any other authorizations to conduct operations at such Leased Property that are required under all applicable Environmental Laws as of the Basic Term Commencement Date and shall obtain and shall ensure that all sublessees of such Leased Property shall obtain, at all times during the Term of this Lease, all permits, licenses, and any other authorizations to conduct operations at such Leased Property that are now or hereafter required under all Environmental Laws; Lessee is, and has ensured that all sublessees of each Leased Property are, in compliance in all material respects with all terms and conditions of all permits, licenses, and any other authorizations required under all applicable Environmental Laws as of the Basic Term Commencement Date and Lessee shall, and shall ensure that all sublessees of each Leased Property shall, comply in all material respects with all terms and conditions of all permits, licenses, and any other authorizations now or hereafter required under all applicable Environmental Laws; Lessee shall cause any alterations of, or construction on, each Leased Property to be done in accordance in all material respects with applicable Environmental Laws, and in connection with any such alterations or construction, shall remove and dispose of, in compliance with applicable Environmental Laws, any Hazardous Substances present upon any Leased Property other than lawful quantities of Hazardous Substances used in compliance with Environmental Laws in connection with Lessee's intended use of each Leased Property in accordance with the provisions of Article 4, where such uses will have no material adverse effect upon such Leased Property;

    (ii) as of the Basic Term Commencement Date, no notices, complaints or orders of violation or non-compliance of any nature whatsoever regarding alleged violations of, or strict liability under, Environmental Laws have been issued to Lessee or, to the best of its knowledge, to any Person regarding any Leased Property, and no federal, state or local governmental environmental investigation or legal action by a private party is pending or overtly threatened, in each case with regard to any Leased Property or any use thereof or any alleged violation of, or strict liability arising under, Environmental Laws with regard to any Leased Property; no liens have been placed upon any Leased Property in connection with any actual or alleged liability under any Environmental Laws;

    (iii) no Leased Property (a) as of the Basic Term Commencement Date has been used by Lessee or, to the best of Lessee's knowledge after due inquiry, by any other Person to generate, manufacture, refine, produce or process any Hazardous Substance or to store, handle, treat, dispose, transfer or transport any Hazardous Substance (other than as set forth in Schedule D or other than normal and lawful uses of such Hazardous Substances in lawful quantities and in compliance with Environmental Laws in connection with Lessee's intended use of any Leased Property in accordance with the provisions of Article 4), where such uses would have a material adverse effect upon such Leased Property, and (b) will be used by Lessee or any other Person at any time during the Term of this Lease to generate, manufacture, refine, produce or process any Hazardous Substance or to store, handle, treat, dispose, transfer or transport any Hazardous Substance or, other than normal and lawful uses of such Hazardous Substances in lawful quantities and in compliance with Environmental Laws in connection with Lessee's intended use of any Leased Property in accordance with the provisions of Article 4, where such uses would have a material adverse effect upon such Leased Property or;

    (iv) as of the Basic Term Commencement Date, no surface impoundments are (and during the Term of this Lease, none will be) constructed, operated or maintained in or on any Leased Property and no above ground tanks or other containment structures will be constructed, operated or maintained on any Leased Property in violation of applicable Environmental Laws and no underground storage tanks are (and during the Term of this Lease, none will be) constructed, operated or maintained in or on any Leased Property; as of the Basic Term Commencement Date, to the best of Lessee's knowledge after due inquiry, there is no asbestos nor asbestos-containing material (except commercially produced product in non-friable bonded form, the presence of which complies with all Environmental Laws) located in, on, at or under any Leased Property nor is there any PCB-containing equipment, including PCB-containing transformers located in, on, at or under any Leased Property nor will any of the foregoing be located in, on, at or under any Leased Property at any time during the Term of this Lease;

    (v) as of the Basic Term Commencement Date, other than as set forth in Schedule D, each Leased Property is free of Hazardous Substances at, in, on, over or under such Leased Property, except in lawful quantities and in compliance with Environmental Laws regardless of the source of any such Hazardous Substances; and

    (vi) at all times during the Term of this Lease, other than normal and lawful uses of such Hazardous Substances in lawful quantities and in compliance with Environmental Laws in connection with Lessee's intended use of each Leased Property in accordance with the provisions of Article 4, where such uses will have no material adverse effect upon any Leased Property, each Leased Property shall be maintained free of Hazardous Substances at, in, on, over or under such Leased Property, regardless of the source of any such Hazardous Substances.

    Promptly upon obtaining Actual Knowledge thereof, Lessee shall give to Lessor notice of the occurrence of any of the following events: (i) the failure of any Leased Property, any Ground Lessor, Lessee, any sublessee or assignee of Lessee to comply with any Environmental Law in any material manner whatsoever;
(ii) the issuance to Ground Lessor, Lessor, Lessee, or any sublessee of space in any Leased Property or any assignee of Lessee, of any notice, complaint or order of violation or non-compliance of any nature whatsoever with regard to such Leased Property or the use thereof with respect to Environmental Laws; (iii) any notice of a pending or threatened investigation to determine whether Ground Lessor's, Lessor's, Lessee's (or any sublessee's or assignee's) operations on any Leased Property are in violation of any Environmental Law; (iv) any notice from any governmental agency requiring any corrective action with respect to any Leased Property or any portion thereof under any Environmental Law; (v) any notice or other communication with respect to a pending or threatened private party judicial or administrative action relating to violation of any Environmental Law in connection with the use, occupancy or operation of any Leased Property; (vi) the existence or threat of a release of a Hazardous Substance at any Leased Property or any condition regulated by any Environmental Law which is or must be reported to a governmental agency or that could have a material adverse effect upon such Leased Property; or (vii) any other occurrence or discovery or any condition at any Leased Property related to Environmental Laws and which would constitute a material adverse effect on such Leased Property.

     At any time if Lessor receives notice that an adverse change in the environmental condition of any Leased Property has occurred or that an adverse environmental condition with respect to any Leased Property has been discovered, Lessor shall give notice thereof to Lessee, and if Lessee shall not (i) diligently commence to cure such condition, to the extent necessary to meet Legal Requirements or comply fully with applicable Environmental Laws or to prevent a diminution in the fair market value of such Leased Property related to such environmental condition, within 30 days after receipt of such notice (or such shorter period as may be required by law or in the event of an emergency) and (ii) thereafter diligently prosecute to completion such cure, then Lessor may cause to be performed an environmental audit or risk assessment of such Leased Property and the then uses thereof, and may take such actions as it may reasonably deem necessary to cure such condition. Notwithstanding the foregoing right to conduct audits or assessments, Lessor shall not be obligated to conduct such audits or assessments or to take any actions in response to any findings. Such environmental audit or assessment shall be performed by an environmental consultant satisfactory to Lessor and shall include a review of the uses of such Leased Property and compliance of the same with all Environmental Laws. All costs and expenses reasonably incurred by Lessor in connection with such environmental audit or assessment and any remediation required shall be paid by Lessee upon demand.

     Lessee agrees to indemnify, defend and hold harmless each Indemnified Party from and against any and all losses, liabilities, damages, judgments, decrees, orders, penalties, claims, charges, costs and expenses (including, without limitation, fees and disbursements of counsel, consultants and expert witnesses for such Indemnified Party), which may be suffered or incurred by, or asserted against such Indemnified Party to the extent arising directly or indirectly out of any violation of this Article 9 or out of the use, storage, transportation, disposal, treatment, release, threatened release, discharge, emission, generation or presence of any Hazardous Substances at, from, on, over, under or in any Leased Property, regardless of whether occurring before, during or after the Term of this Lease and regardless of the source of any such Hazardous Substances, provided, that no Indemnified Party will be indemnified by Lessee hereunder for environmental contamination to the extent caused solely by the grossly negligent acts of such Indemnified Party, its employees, agents or assigns, other than at the direction of Lessee or resulting from Lessee's failure to comply with this Article 9, and with respect to Lessor, other than any such liability which is imputed to Lessor (and not due solely to Lessor's own gross negligence or willful misconduct), by reason of its interest in any Leased Property under this Lease.

     The warranties and obligations of Lessee, and the rights and remedies of each Indemnified Party under this Article 9 are in addition to and not in limitation of any other warranties, obligations, rights and remedies provided in this Lease or otherwise at law or in equity.

     In the event of the termination of this Lease as to any Leased Property as herein provided or Lessee's abandonment of any Leased Property, the obligations and liabilities of Lessee with respect to each Indemnified Party, actual or contingent, under this Article 9 and relating to the period through the end of the Term of this Lease, whether arising before or after the end of the Term of this Lease, shall survive such termination or abandonment.

     10.  Maintenance and Repair; Additions.
          ---------------------------------

     (a) Lessee acknowledges that it has received each Leased Property in good condition, repair and appearance on and as of the Basic Term Commencement Date. Lessee will, at its cost and expense, keep and maintain each Leased Property, including any altered, rebuilt, additional or substituted buildings, structures and other improvements thereto including, without limitation, Additions permitted by and in accordance with paragraph (c) of this Article 10, in the same condition as existed on the Basic Term Commencement Date, ordinary wear and tear excepted, and (except as otherwise provided in paragraph (c) of Article 12) will make all structural and non-structural, and ordinary and extraordinary changes, repairs and replacements, foreseen or unforeseen, which may be required, whether or not caused by its act or omission, to be made upon or in connection with the improvements to any Leased Property in order to keep the same in such condition, ordinary wear and tear and the circumstances described in paragraph (c) of Article 12 excepted, including taking, or causing to be taken, action necessary to maintain each Leased Property in compliance in all material respects with any applicable Legal Requirements, including all applicable Environmental Laws. Lessee covenants to perform or observe all terms, covenants or conditions of any reciprocal easement or maintenance agreement to which it may at any time be a party or to which any Leased Property is subject as of the Basic Term Commencement Date with respect to such Leased Property. Lessee shall, at its expense, use its best efforts to enforce compliance in all material respects with any reciprocal easement, maintenance or other agreement benefitting any Leased Property by any other Person subject to such agreement. Lessor shall not be required to maintain, alter, repair, rebuild or replace any improvements on any Leased Property or to maintain any Leased Property, and Lessee expressly waives the right to make repairs at the expense of Lessor pursuant to any law at any time in effect. If Lessee shall abandon any Leased Property, it shall give Lessor immediate notice thereof.

     (b) If Lessor or any appropriate authority determines that any Improvements situated on any Leased Property at any time during the term of this Lease shall encroach upon any property, street or right-of-way adjoining or adjacent to any Leased Property, or shall violate the agreements or conditions contained in any restrictive covenant affecting any Leased Property or any part thereof, or shall impair the rights of others under or obstruct any easement or right-of-way to which any Leased Property is subject, then, promptly after the written request of Lessor, Lessee shall, at its expense, either (i) obtain effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, impairment or obstruction whether the same shall affect Lessor, Lessee or both, or (ii) make such changes in the improvements on such Leased Property and take such other action as shall be necessary to remove such encroachments or obstructions and to end such violations or impairments, including, if necessary, the alteration or removal of any improvement on such Leased Property. Any such alteration or removal shall be made in conformity with the following requirements of this Article 10 to the same extent as if such alteration or removal were an alteration under the provisions of paragraph (c) of this Article 10 and there shall be no abatement of rent by reason of such alteration or removal.

     (c) During the Term of this Lease, so long as no Default or Event of Default hereunder has occurred and is continuing, after notice to Lessor and upon Lessor's consent, to the extent required, Lessee may make any alterations, additions, modifications or improvements to any Leased Property whether or not structurally integrated with the existing Improvements on such Leased Property (each an Addition), provided that, (A) no such Addition (i) reduces the fair
         --------
market value of such Leased Property, taking into account any increase in the fair market value of such Leased Property caused by prior improvements to such Leased Property made by Lessee as permitted by this Lease at any time during the Maximum Lease Term, adversely affects the structural integrity of such Improvements, or impairs the utility or operation of such Leased Property; (ii) reduces the remaining useful life of such Improvements; or (iii) violates any agreement or restriction (x) to which such Leased Property is subject or (y) which benefits such Leased Property, and (B) Lessee shall finance construction of any Addition (i) using its own funds or (ii) through a borrowing unsecured by any interest in any Leased Property or any portion thereof. With respect to a Leased Property, any structural Addition (other than the Addition to the parking garage under construction on the Leased Properties known as Renaissance Business Park Phase I and Renaissance Business Park Phase II) the cost of which exceeds an amount equal to (i) 10% of the Cost of the Property of such Leased Property or, (ii) if greater, 10% of the fair market value of such Leased Property as determined by the then most recent Appraisal of such Leased Property, shall require Lessor's prior written consent. Each Addition shall be made in a good and workmanlike manner using a quality of material and workmanship at least as good as the original work or installation of such Improvements and otherwise in conformance with the character and quality of such existing Improvements and in compliance with all applicable Legal Requirements. Before undertaking any Addition, Lessee shall deliver to Lessor an Officer's Certificate with respect to satisfaction of the conditions set forth in the foregoing clauses (A) and

(B) and upon the reasonable request by Lessor, fair market value and the remaining useful life of such Improvements shall be determined by an Appraisal of such Leased Property, performed at Lessee's sole cost and expense. Each Addition shall be made at the sole cost and expense of Lessee, may not be encumbered and shall become the property of Lessor and subject to this Lease and any other Permitted Encumbrances affecting the related Leased Property. At Lessor's request, from time to time, Lessee shall within five Business Days thereafter execute and deliver to Lessor a lease supplement with respect to any such Additions. Lessee's execution of a lease supplement for any such Addition shall constitute (i) Lessee's acknowledgment and certification that any work associated therewith complies with the requirements of this Article 10 and (ii) as between Lessor and Lessee and for purposes of this Lease but for no other purpose, Lessee's unconditional and irrevocable acceptance of such Addition for lease hereunder, which acceptance shall not constitute a waiver of any rights, against third parties. Notwithstanding anything to the contrary set forth in this Article 10, Lessee may acquire and place upon, and remove from, any Leased Property from time to time personal property consisting of furnishings and equipment that are mobile and not affixed to the Land Parcel or to any portion of any Leased Property in any manner, which furnishings and equipment shall remain Lessee's property and may be encumbered by leases, purchase money or similar security interests or in any other manner.

     (d) All work done in accordance with this Article 10 shall comply with the requirements of all insurance policies required to be maintained by Lessee under
Article 13 hereof. Lessee shall promptly pay all costs and expenses of each such Addition, discharge all liens arising therefrom and procure and pay for all permits and licenses required in connection therewith.

     11.  Trade Fixtures; Inspection.
          --------------------------

     (a) Lessor acknowledges and agrees that the items of trade fixtures, machinery and equipment for each Leased Property (but specifically excluding Improvements) are and shall remain the property of Lessee (Trade Fixtures) and
                                                           --------------
be treated as "trade fixtures" for the purposes of this Lease, and Lessee may remove the same from any Leased Property at any time prior to the termination of this Lease, provided that Lessee shall repair any damage to such Leased Property resulting from such removal. Lessee may, at its own cost and expense, install or place or reinstall or replace upon or remove from any Leased Property any such Trade Fixtures. Any such Trade Fixtures shall not become the property of Lessor (other than replacements of fixtures, machinery and equipment which are the property of Lessor, which replacement shall also be the property of Lessor). Replacements of fixtures, machinery and equipment which are property of the Lessor shall be of at least equal quality to the replaced fixtures, machinery and equipment when the replaced items were new. Lessee will be responsible for the repair and maintenance of Trade Fixtures.

     (b) Upon the request of Lessor, Indenture Trustee, Beneficiary or LC Issuer, Lessee shall make Lessee's records pertaining to the maintenance of each Leased Property available to

Lessor for inspection. Lessee shall permit Lessor, Indenture Trustee, LC Issuer and their respective agents, at any such party's risk and expense (except at the expense of the Lessee during a Default or an Event of Default) and after reasonable notice to visit and inspect any Leased Property, in a manner that does not unreasonably interfere with Lessee's use and operation of such Leased Property at such reasonable times and as often as may be reasonably requested, including, without limitation, to make such inspections as any such party deems necessary or desirable to insure compliance with the provisions of Article 9,
Article 10, this Article 11 and Article 26.

     12.  Condemnation and Casualty.
          -------------------------

     (a) Lessee hereby assigns to Lessor any award, compensation, insurance proceeds or other payment to which Lessee may become entitled by reason of its interest in any Leased Property (i) if any Leased Property, or any portion thereof, is damaged or destroyed by fire or other casualty or cause, or (ii) by reason of any condemnation, requisition or other taking or sale of the use, occupancy or title to any Leased Property or any portion thereof in, by or on account of any actual or threatened eminent domain proceeding or other action by any governmental authority, civil or military, or other Person having the power of eminent domain. So long as there is no Default or Event of Default continuing hereunder, Lessee is hereby authorized and empowered to, at its cost and expense, in the name and behalf of Lessor and Lessee, or otherwise, to appear in any such proceeding or other action, to negotiate, accept and prosecute any claim for any award, compensation, insurance proceeds or other payment on account of any such loss, damage or destruction, condemnation, requisition or other taking or sale and to cause any such award, compensation, insurance proceeds or other payment to be paid to Lessor provided that Lessee shall not accept any Net Award without obtaining the prior written consent of Lessor if the condemnation or casualty shall have adversely affected the fair market value of such Leased Property by $100,000 or more (as determined by an Engineer). In addition, so long as there is no Event of Default continuing hereunder, Lessee, at its sole cost and expense, shall be entitled to submit, negotiate, accept and prosecute a claim for any award, compensation or insurance proceeds or other payment payable to Lessee to the extent payable for interruption of business, moving expenses or any property owned by Lessee that is not part of any Leased Property (any such insurance proceeds or other payment payable to Lessee to the extent made for interruption of business, moving expenses or any property owned by Lessee that is not part of any Leased Property hereinafter referred to as Lessee's Loss), and Lessee shall retain any award applicable thereto. Furthermore, Lessee shall use reasonable efforts to achieve the maximum award obtainable under the circumstances. Lessor, Indenture Trustee, Beneficiary and LC Issuer may, at their respective cost and expense (unless an Event of Default shall have occurred and be continuing hereunder in which event such appearance shall be at Lessee's sole cost and expense), appear in any such proceeding or other action, in a manner consistent with the foregoing. All amounts so paid or payable to Lessor or Lessee shall be retained by, or paid over to, the party entitled thereto in accordance with this Article
12.  To the extent that Lessor, Indenture Trustee,

Beneficiary or LC Issuer does not appear and act at such proceeding, Lessee shall take all reasonable appropriate action in connection with each such claim, proceeding or other action, and shall pay its costs and expenses in connection therewith.

     (b) If any Leased Property or any part thereof shall be condemned or taken in the exercise of the power of eminent domain by any sovereign, municipality or other public or private authority or shall be damaged or destroyed by fire or other casualty, and Lessee may not, or does not, elect to terminate the Lease with respect to such Leased Property pursuant to paragraph (c) of this Article 12, then Lessee shall give prompt written notice of such condemnation or casualty to Lessor and shall, at Lessee's own cost and expense, proceed with diligence and promptness to carry out any necessary demolition and to restore, repair, replace, and/or rebuild such Leased Property in order to restore such Leased Property, as nearly as practicable, to a condition and fair market value not less than the condition required to be maintained and fair market value thereof immediately prior to such taking, damage or destruction. No repair work done by Lessee pursuant to this paragraph shall violate the terms of any restriction, easement, condition or covenant or other matter affecting title to any Leased Property, and shall be undertaken and completed in a good and workmanlike manner and in compliance in all material respects with the requirements of Article 10 and with all Legal Requirements then in effect with respect to the affected Leased Property. All work done in accordance with this paragraph (b) of Article 12 shall comply with the requirements of all insurance policies required to be maintained pursuant to this Lease.

     Basic and Additional Rent shall not abate hereunder by reason of any taking of, damage to or destruction of any Leased Property, and this Lease shall continue in full force and effect and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such taking, damage or destruction unless and until this Lease is terminated pursuant to its terms except for those provisions which by their terms survive such termination.

     If a Default or Event of Default is continuing hereunder, Lessor shall retain the Net Award in respect of a Leased Property to be applied to effect compliance with Lessee's obligations hereunder. If the Net Award in respect of a Leased Property is less than the estimated cost of restoring or rebuilding the Improvements on the affected Leased Property to the condition and fair market value required above in this paragraph (b), then Lessee shall deposit the amount by which such estimated cost exceeds the Net Award with the Depositary as described below or shall post an equivalent bond, whereupon such deposit or bonded amount shall be part of the Net Award for purposes of this paragraph (c) of this Article 12. If the Net Award in respect of a Leased Property does not constitute a Major Casualty or Condemnation Amount, provided that there is no Default or Event of Default continuing hereunder, then such Net Award shall be promptly paid to Lessee to be applied to the repair and rebuilding work required by this paragraph (b). For purposes of this Article 12, Major Casualty or Condemnation Amount means, with respect to a Leased Property, an amount equal to (a) 5% of the Cost of the Property of such Leased Property or, if greater, 5% of the fair market value of such Leased Property as determined by the then most recent Appraisal of such Leased Property or (b) if the Guarantor's unsecured senior funded indebtedness is, at the time of such casualty or condemnation or at the time of payment of the Net Award, rated by either Moody's or S&P lower than such indebtedness is rated on the Basic Term Commencement Date the greater of (i) $300,000 and (ii) 1% of the Cost of the Property of such Leased Property or, if greater, 1% of the fair market value of such Leased Property as determined by the then most recent Appraisal of such Leased Property. If the Net Award in respect of a Leased Property equals or exceeds a Major Casualty or Condemnation Amount, provided that there is no Default or Event of Default continuing hereunder, then:

     (i)  the full amount thereof shall be paid to a depositary (the Depositary)
                                                                     ----------
          to be selected as hereinafter provided. The Depositary shall be either (x) Indenture Trustee, or (y) a bank or trust company located in the state in which the affected Leased Property is located, selected by Lessor which is authorized to do business in the state in which the affected Leased Property is located, and which has a net worth of $500,000,000 or more and has a credit rating from S&P or Moody's (or any successor to either entity) of "A" or "A-2", respectively, or better. The Depositary (if other than Lessee) shall have no affirmative obligation to prosecute a determination of the amount of, or to effect the collection of, any insurance proceeds or condemnation award or awards, unless the Depositary shall have been given an express written undertaking to do so. Moneys received by the Depositary pursuant to the provisions of this Lease shall not be commingled with the Depositary's own funds and shall be held by the Depositary in trust separately for the uses and purposes provided in this Lease. The Depositary shall place any moneys held by it into an interest bearing account; any interest paid or received by the Depositary on the moneys so held in trust shall be added to the moneys so held in trust by the Depositary. In disbursing monies pursuant to clause (ii) of this paragraph (b), the Depositary may rely conclusively on the information contained in any notice given to the Depositary by Lessee in accordance with the provisions of said clause
          (ii), unless Lessor shall notify the Depositary in writing as provided in said clause (ii) that Lessor intends to dispute such information, in which case the disputed amount shall not be disbursed but shall continue to be held by the Depositary until such dispute shall have been resolved.

     (ii) From time to time, Lessee may request reimbursement out of the Net Award in respect of a Leased Property for the actual costs and expenses incurred by Lessee in connection with such repair and rebuilding. Such requests shall be made by written notice to the Depositary, with a copy to Lessor, setting forth in reasonable detail all of such costs and expenses then incurred by Lessee and including the following:

          (1) a certificate of a Responsible Officer of Lessee, dated not more than ten days prior to the date of the proposed draw, (A) requesting the payment of a specified amount of such Net Award;
               (B) describing in reasonable detail the work (including all architects', engineers' and builders' fees and expenses and other similar fees and expenses in connection with such work) and materials applied in connection with such repair and rebuilding (or materials delivered to and safely stored on the affected Leased Property, the ownership of which has passed to Lessee and which is fully insured for loss or damage including coverage for theft and malicious mischief) since the date of the last certificate of Lessee; (C) stating that such specified amount does not exceed the cost of such work and materials; (D) stating that Lessor has approved the plans and specifications with respect to such work and materials; and (E) stating that such work and materials have not previously been made the basis of any actual withdrawal of money;

          (2) a certificate of an independent engineer or an independent architect designated by Lessee (Engineer), who in either case
                                               --------
               shall be approved by Lessor, which approval shall not be unreasonably withheld or delayed, stating (A) that the work (including all architect' engineers' and builders' fees and expenses and other similar fees and expenses in connection with such work) and materials described in the accompanying certificates of Lessee were satisfactorily performed or furnished and were necessary, appropriate or desirable to the restoration or replacement of the Improvements in accordance with plans and specifications therefor approved by Lessor; (B) that the amount specified in such certificate of Lessee is not in excess of the cost of such work and materials; and (C) the balance of the funds being held by Lessor on an estimated basis equals or exceeds the additional amount, if any, required to complete the restoration or replacement of the Leased Properties; and

          (3) such other additional data and upon satisfaction of such other additional customary requirements (in any event including, to the extent permitted by applicable law, evidence of the obtaining and filing of no lien agreements in timely fashion, and lien waivers from every contractor and subcontractor who performs any work or supplies any material in connection with the repair and rebuilding) as Lessor may reasonably require.

               Subject to the satisfaction of the foregoing conditions, the Depositary shall promptly disburse (but not prior to the expiration of the five Business Day period set forth in the next following sentence of this clause (ii) and not at any time during which a dispute shall exist between Lessor and Lessee as to such amount) to Lessee out of such Net Award the amount of such costs and expenses. If Lessor shall in good faith desire to dispute the information contained in any notice given by Lessee pursuant to this clause (ii), Lessor shall so notify Lessee and the Depositary in writing within five Business Days after the giving of such notice (the Dispute Notice), specifying the amount intended to
                             --------------
            be disputed and the nature of the dispute, and Lessor and Lessee shall negotiate in good faith to promptly settle any such dispute. Within five days after delivery of the Dispute Notice, a duly authorized representative of Lessee and Lessor shall meet to discuss and to attempt to resolve such dispute. If no such resolution has been reached within fifteen days after delivery of the Dispute Notice, the dispute shall be referred to the Applicable Officer of Lessee and to the most senior authorized representative of Lessor charged with the administration of this Lease for resolution. Such officers shall meet to discuss and attempt to resolve such dispute within ten days after the expiration of such fifteen day period. If such parties are unable to agree on an appropriate resolution within fifteen days after the end of such fifteen day period, both parties may pursue any rights and remedies they may have hereunder, at law or in equity, and the Depositary shall hold such amounts in trust pending the outcome thereof. The failure or refusal of either Lessor or Lessee to meet and discuss any dispute as provided above shall entitle the Depositary to immediately disburse the moneys held by it at the direction of the party not so failing or refusing.

    (iii) After reimbursement in respect of a Leased Property pursuant to clause (ii) above, any remaining Net Award in respect of such Leased Property shall be paid pursuant to paragraph (b) of Article 13.

    (iv) Lessee may direct the investment of the amounts deposited with the Depositary pursuant to clause (i) above in the following:

               (A) repurchase obligations of one or more financial institutions reasonably acceptable to Lessor at all times fully secured by direct and general obligations of the United States of America or obligations guaranteed as to principal and interest by the United States of America with a maturity date not to exceed 365 days;

               (B) direct and general obligations of the United States of America or obligations guaranteed as to principal and interest by the United States of America with a maturity date not to exceed 365 days purchased at a price of not more than par;

               (C) certificates of deposit of one or more financial institutions reasonably acceptable to Lessor at all times insured by the Federal Deposit Insurance Corporation or collateralized by obligations of the types described in the foregoing clauses (A) and (B); or

               (D) commercial paper which is rated "A-1" or better (or comparable ratings) by S&P or "P-1" or better (or comparable ratings) by Moody's, or the successors to such rating organizations.

               Such investments of such funds shall mature in such amounts and on such dates as to provide that amounts sufficient to pay the amounts requested, and due to, Lessee shall be available on the due dates. The Depositary shall not be liable for any loss resulting from the liquidation of any such investment in order to pay such amounts. Lessee shall be responsible for any loss of principal as a result of any investments Lessee has directed the Depositary to make or has made itself in its capacity as the Depositary.

     (c) If at any time during the Term of this Lease, all or "substantially all" (as defined below) of any Leased Property shall be condemned or taken in the exercise of the power of eminent domain by any sovereign, municipality or other public or private authority or shall be damaged or destroyed by fire or other casualty or if, after any condemnation, taking or casualty of any Leased Property, and if (i) the Board of Directors of Lessee shall have, in good faith, determined that such condemnation, taking or casualty has rendered such Leased Property permanently unsuitable for continued use in Lessee's business for operations similar to those utilized by Lessee prior to the casualty or condemnation in question and (ii) Lessee shall have provided to Lessor an Officer's Certificate to that effect, then so long as there is no Default or Event of Default continuing hereunder, Lessee may give notice to Lessor of Lessee's intention to terminate this Lease with respect to such Leased Property.

     "Substantially all" of a Leased Property shall be deemed to have been condemned, damaged, destroyed or taken, as the case may be, if the Board of Directors of Lessee shall have, in good faith, determined that the remaining portion of affected Leased Property shall not be of sufficient size or character to permit the continued operation by Lessee of its business operations on an economically feasible basis, assuming that such remaining portion had been repaired and restored to the fullest extent reasonably practicable.

     If, pursuant to the foregoing provisions of this paragraph (c) of this
Article 12, Lessee shall have determined not to restore any affected Leased Property, then Lessee shall give notice to Lessor of Lessee's intention to terminate this Lease with respect to such Leased Property not later than 120 days after the occurrence of such condemnation or taking or 90 days after the occurrence of such casualty (subject to extension by 30 days in the event the insurer has not notified Lessee within 30 days after the occurrence of any such casualty regarding the amount of proceeds to be awarded under the applicable insurance policy), whichever is applicable. Lessee's notice to Lessor shall (i) contain a description of the relevant condemnation, taking or casualty, (ii) specify the date on which this Lease shall terminate with respect to such Leased Property which shall be the Installment Payment Date first occurring at least 60 days after such notice is given (the Termination Date), and (iii) contain the
                                     ----------------
irrevocable offer of Lessee to purchase Lessor's interest in such Leased Property (and, if applicable, the Net Award in respect thereof), on such Termination Date for the Termination Value with respect to such Leased Property but not the Reinvestment Premium. If Lessor shall reject any such offer to purchase by written notice given to Lessee not later than 30 days prior to such Termination Date, then, subject to the Indenture, this Lease shall terminate with respect to the affected Leased Property on such Termination Date and the Net Award, if applicable, in respect of such Leased Property, shall be paid and belong to Lessor. Unless Lessor shall reject such offer to purchase as provided in the preceding sentence, Lessor shall be conclusively deemed to have accepted such offer, and on such Termination Date Lessor shall transfer, and Lessee shall purchase, Lessor's interest in the affected Leased Property (and the Net Award, if applicable, in respect thereof) in accordance with the provisions of Article 16 hereof. Upon completion of such purchase, and payment by Lessee of the Allocable Percentage of the Termination Value with respect to such Leased Property, the accrued and unpaid Basic Rent due on such Termination Date, any accrued and unpaid Additional Rent then due, and any other sums owed by Lessee pursuant to Article 16 hereof, the Net Award in respect of such Leased Property shall be paid and belong to Lessee. Any Net Award or payment by Lessee of Termination Value not used for the repair and/or restoration of the affected Leased Property hereunder shall be used by Lessor to prepay the Notes in accordance with Article 13(b) hereof and the Indenture.

     In the event that this Lease terminates with respect to a Leased Property as described in this Article 12, Lessee agrees to vacate and use its best efforts to dispose of such Leased Property and agrees that no use will be made of such Leased Property in the business of Lessee or any Affiliate thereof for a period of one year following the date of purchase by Lessee except for a use involving no substantial structural improvement thereon.

     (d)  Notwithstanding any other provision to the contrary contained in this
Article 12, in the event of a temporary condemnation with respect to any Leased Property, this Lease shall remain in full force and effect and Lessee shall be entitled to the Net Award allocable to such temporary condemnation; except that any portion of the Net Award allocable to the time period after the expiration or termination of this Lease with respect to such Leased Property shall be paid to Lessor unless Lessee shall have purchased such Leased Property in accordance with the terms hereof, in which case, such portion of the Net Award shall be paid to Lessee.

     13.  Insurance.
          ---------

     (a) Lessee shall, during the Term hereof, at its cost and expense, maintain or cause to be maintained valid and enforceable insurance of the following character and shall cause to be delivered to Lessor annual certificates of the insurers as to such coverage:

          (i) "all risks" property insurance (including flood insurance with respect to any Leased Property located in a flood hazard zone) covering each Leased Property and all replacements and additions thereto, and all building materials and other property which constitute part of any Leased Property in a manner consistent with insurance maintained by Lessee on properties similar to the Leased Properties and in any event in amounts for such Leased Property not less than the greater of (a) the actual replacement cost of each Leased Property less land and other uninsurable items and (b) the Termination Value of such Leased Property;

          (ii) public liability insurance covering legal liability against claims for bodily injury, death or property damage, occurring on, in or about each Leased Property and the adjoining land, streets, sidewalks or ways or occurring as a result of construction and use and occupancy of facilities located on each Leased Property or as a result of the construction thereof or the use of products or materials manufactured, processed, constructed or sold, or services rendered, on each Leased Property, in the minimum amount of $1,000,000 with respect to any one occurrence, accident or disaster or incidence of negligence and, on each Leased Property, with umbrella excess liability coverage in the amount of $50,000,000, which coverage should include "premises/operations", "independent contractors", and "blanket contractual" liabilities);

          (iii) insurance during the course of any construction or repair of any Improvements (including construction underway as of the date hereof) against "all risks", including collapse and transit coverage, during construction or repair of such Improvements, covering the total value of work performed and equipment, supplies and materials furnished, in an amount equal to the actual replacement cost of such Improvements less uninsurable items;

          (iv) worker's compensation insurance (or other similar insurance or self insurance program permitted and in compliance with the laws of the state where each Leased Property is located) covering all Persons employed in connection with any work done on or about each Leased Property with respect to which claims for death or bodily injury could be asserted against Lessor, Lessee or each Leased Property, complying with the laws of the state where each Leased Property is located; and

          (v) such other insurance, in such amounts, against such risks, and with such other provisions as is customarily and generally maintained by operators of similar properties of a financial standing similar to Lessee, including war risk insurance (at and during such times as war risk insurance is commonly obtained in the case of property similar to the Leased Properties), when and to the extent obtainable.

     Such insurance shall be written by reputable insurance companies of recognized financial standing and which are legally qualified to issue such insurance and shall name Lessee as insured and Lessor, the Indenture Trustee, Beneficiary, LC Issuer and each Assignee thereof as additional insured with respect to insurance described in clause (ii) or, to the extent applicable, clause (v), above, and shall name the Indenture Trustee, as loss payee, for distribution to itself with respect to insurance described in clauses (i), (iii) and, to the extent applicable, clause (v) above. Lessee shall obtain all insurance policies from insurance companies with a General Policy Rating of A:IX or better in Best's Key Rating Guide. Such insurance may provide for such deductible amounts of up to $500,000 per occurrence and may be obtained by Lessee by endorsement on its blanket insurance policies, provided that each Leased Property shall be separately scheduled so that no loss at any other property shall reduce the amount payable with respect to such Leased Property.

     (b) Any portion of the Net Award remaining after Lessee has repaired any affected Leased Property pursuant to paragraph (b) of Article 12 shall be delivered to Lessee, provided that either the fair market value of such Leased Property after such repair is no less than the fair market value of such Leased Property immediately prior to the event of loss with respect to which such Net Award was paid, or that the aggregate amount of (i) such portion of the Net Award so remaining and (ii) all amounts theretofore paid to Lessee pursuant to this sentence, does not exceed $250,000. If the fair market value of any affected Leased Property has been diminished, taking into account any increase in the fair market value of such Leased Property caused by prior improvements to such Leased Property made by Lessee as permitted by this Lease or such aggregate amounts exceed $250,000, the excess shall, at Lessor's election, be retained by Lessor and applied to the partial prepayment of the principal amount of each of the Notes of the Series related to such Leased Property, together with accrued and unpaid interest, but not Reinvestment Premium, and any amounts payable pursuant to the terms thereof or in respect thereof from such excess amount and not from any additional funds of Lessee or Lessor on the next Installment Payment Date. After the retention of any such amount by Lessor, (i) each installment of Basic Rent payable thereafter shall be reduced by an amount equal to the amount of the reduction, if any, in payments of interest on the Notes resulting from the application of such retained amount to the partial prepayment of the Notes, and (ii) the Cost of the Properties, Purchase Price, Termination Values, Maximum Lessor Risk Amount and Maximum Lessee Risk Amount shall be reduced by amounts that reflect the reductions, if any, in principal outstanding on the Notes as a result of the application of such retained amount to the partial prepayment of principal on the Notes; provided, however, that Basic Rent as so reduced shall be at least sufficient to pay each installment of interest on the Notes and the Equity Return when due, and the Purchase Price and Termination Values as so reduced shall be at least sufficient at all times during the Maximum Lease Term to pay all outstanding principal and accrued and unpaid interest under the Notes and the Equity Investment, and, in the case of Purchase Price, the Reinvestment Premium, if any. The Reinvestment Premium, if any, payable under this Lease shall at all times during the Maximum Lease Term be sufficient to pay the Reinvestment Premium as defined in and payable under the Notes plus the Reinvestment Premium as defined in and payable under this Lease with respect to the Equity Investment.

     (c) In addition to the foregoing, every insurance policy maintained in accordance with paragraph (a) of this Article 13 which shall name the Indenture Trustee as loss payee, shall provide that the issuer waives all rights of subrogation against the Indenture Trustee, and any successor to the Indenture Trustee's interests in the Leased Property; and every insurance policy maintained in accordance with clauses (i), (ii), (iii) or (v) of paragraph (a) of this Article 13 shall: (i) provide that 30 days advance written notice of cancellation, modification, termination or lapse of coverage shall be given to Lessor, the Indenture Trustee, LC Issuer, Beneficiary and each Assignee and that such insurance, as to the interest of Lessor, Indenture Trustee, LC Issuer, Beneficiary and such Assignee shall not be invalidated by any act or neglect of such Persons or any other Person, nor by any foreclosure or any other proceedings relating to any Leased Property, nor by any change in the title ownership of any Leased Property, nor by use or occupation of any Leased Property for purposes more hazardous than are permitted by such policy; (ii) be primary and without right or provision of contribution as to any other insurance carried by Lessor, any Assignee or any other interested party; and (iii) in the event any insuring company is not domiciled within the United States of America, include a United States Service of Suit clause (providing any actions against the insurer by the named insured, Lessor and any Assignee are conducted within the jurisdiction of the United States of America).

     (d) Nothing in this Article 13 shall prevent Lessee from taking out insurance of the kind and in the amount provided for under the preceding paragraphs of this Article under a blanket insurance policy (or certificates thereof acceptable to Lessor shall be delivered to Lessor) which may cover other properties owned, operated, leased or occupied by Lessee as well as each Leased Property; provided, however, that any such blanket insurance of the kind provided for shall: (i) specifically refer to the Leased Properties as included in the description of the insured real property and specify therein the amounts exclusively allocated to the Leased Properties (or Lessee shall furnish Lessor with a written statement from the insurers under such policies specifying the amounts of the total insurance exclusively allocated to the Leased Properties); and

(ii) not contain any clause which would result in the insured thereunder being required to create a reserve or carry any insurance with respect to the property covered thereby in order to prevent the named insureds from becoming a co-insurer of any loss with the insurer under such policy. Further, such policies of blanket insurance shall, as respects the Leased Properties, contain the various provisions required of such an insurance policy by the foregoing provisions of this Article 13.

     (e) Lessee shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required in this Article 13 to be furnished by Lessee, unless Lessor, the Indenture Trustee, LC Issuer, Beneficiary and each Assignee are included therein additional insureds, with losses payable as in this Lease provided and otherwise complying with the requirements of paragraph (c) of this Article 13. Lessee shall immediately notify Lessor whenever any such separate insurance is obtained and shall deliver to Lessor, the Indenture Trustee, Beneficiary and LC Issuer certificates of insurers evidencing such insurance.

     (f) Lessee shall deliver to Lessor prior to the execution of this Lease (or in the case of a Leased Property which first becomes subject to this Lease thereafter, on the Basic Term Commencement Date with respect thereto) certificates of insurers, evidencing all of the insurance required under paragraph (a) of Article 13 hereof together with an independent broker's report to the effect that such broker is familiar with the insurance requirements of this Lease and the coverages maintained by Lessee and that Lessee is in compliance with such requirements, in each case satisfactory to Lessor. Lessee shall, within ten Business Days prior to the expiration of any required insurance policy, deliver to Lessor, the Indenture Trustee, LC Issuer, Beneficiary and each Assignee certificates of insurers evidencing the renewal of any such policy and broker's reports to the same effect. If Lessee fails to maintain or renew any insurance required by this Lease, or to pay the premium therefor, or to so deliver any such certificate, then Lessor, at its option, but without obligation to do so, may, upon five days' notice to Lessee, procure such insurance. Any sums so expended by Lessor shall be Additional Rent hereunder and shall be repaid by Lessee within five Business Days after notice to Lessee of such expenditure and the amount thereof. With respect to any insurance policy required to be maintained pursuant to this Lease, upon request of Lessor, the Indenture Trustee, LC Issuer, Beneficiary or any Assignee, Lessee shall deliver to such Person a copy of such insurance policy or relevant excerpt thereof, provided that such request is accompanied by a certificate that such policy or excerpt is needed for the conduct of legal proceedings or other valid business purposes.

     (g) Lessee shall comply with all of the terms and conditions of each insurance policy maintained pursuant to the terms of this Lease, to the extent necessary to avoid invalidating such insurance policy or impairing the coverage available thereunder. In the event of the termination of this Lease as herein provided or Lessee's abandonment of any Leased Property, the obligations and liabilities of Lessee with respect to each Indemnified Party, actual or contingent, under this Article 13, shall survive such termination or abandonment.

     14.  Financial Statements; Other Information.
          ---------------------------------------

     (a) Lessee will deliver, or will cause Guarantor to deliver, to Lessor, Indenture Trustee and LC Issuer the financial statements and information set forth in Section 3.1 of the Guaranty. Concurrently with the delivery of annual financial statements pursuant hereto, Lessee will deliver, or will cause Guarantor to deliver, to Lessor, the Indenture Trustee and LC Issuer the officer's certificate set forth in Section 3.2 of the Guaranty that there exists no Default or Event of Default under this Lease or if any such Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action Lessee or Guarantor proposes to take with respect thereto and a certificate substantially in the form of Schedule I hereto. At any time that the provisions of Section 3.1 of the Guaranty are not effective or Lessee's financial information is not reflected therein, Lessee shall furnish the following financial statements to Lessor, the Indenture Trustee and LC
Issuer: (i) at any time that Lessee is a public company, (A) as soon as practicable, copies of all such financial statements, proxy statements, notices, other communications and reports as Lessee shall send on a regular basis to its shareholders and other information, if any, generally made available to banks and other lenders and (B) copies of all regular, current or periodic reports (including reports on Form 10-K, Form 8-K and Form 10-Q) which Lessee is or may be required to file with the Securities and Exchange Commission or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission; and (ii) at any time that Lessee is not a public company required to file reports with the Securities and Exchange Commission containing such financial statements, as soon as practicable and in any event within 120 days after the end of each fiscal year, and within 60 days after the end of any other fiscal quarter or shorter period, a consolidated statement of earnings, and a consolidated statement of changes in financial position, a consolidated statement of stockholders' equity, and a consolidated balance sheet of Lessee as at the end of each such year or fiscal quarter or shorter period, setting forth in each case in comparative form the corresponding consolidated figures from the preceding annual audit or corresponding fiscal quarter or shorter period in the prior fiscal year, as appropriate, all in reasonable detail and certified to Lessee as to the annual consolidated statements by independent public accountants of recognized national standing selected by Lessee, whose certificate shall be based upon an examination conducted in accordance with generally accepted auditing standards and the application of such tests as said accountants deem necessary under the circumstances. Lessee will keep accurate records and books of account reflecting all its financial transactions with respect to this Lease and the transactions contemplated hereby. In addition, Lessee agrees upon prior written request to meet with Lessor, LC Issuer, the Indenture Trustee and any Registered Owners of indebtedness secured by the Indenture during normal business hours at mutually convenient times, from time to time as reasonably requested, to discuss this transaction and Lessee's business and financial condition generally.

     (b) Lessee shall deliver or cause to be delivered to Lessor, Indenture Trustee and LC Issuer such additional information with respect to Lessee, the Leased Properties, this Lease and the transactions contemplated hereby, as Lessor, the Indenture Trustee or LC Issuer may reasonably request from time to time.

     15.  The Ground Leases.  Lessee acknowledges receipt of each Ground Lease
          -----------------
and is familiar with the respective terms thereof. Lessee will, for the benefit of Lessor, perform all obligations, covenants and agreements to be performed by the lessee under each of the Ground Leases, including without limitation the payment of all rent and other amounts due under such agreements and, as between Lessor and Lessee, Lessor shall have no responsibility for compliance with such obligations, covenants and agreements. Lessee will at all times do all things necessary to compel performance by each Ground Lessor of all such Ground Lessor's obligations, covenants and agreements under the applicable Ground Lease and will give Lessor notice of all defaults under each Ground Lease, promptly after obtaining Actual Knowledge thereof. Lessee will not amend, modify or waive any of the provisions of any of the Ground Leases without the prior written consent of Lessor, the Indenture Trustee and LC Issuer. In addition to, and not in limitation of, Lessee's obligations set forth elsewhere in this Lease, Lessee shall punctually pay and perform for the benefit of Lessor all of the obligations and liabilities whatsoever of Lessee or Lessor under any instrument that is a Permitted Encumbrance, including, without limitation, payment of indemnification of Lessor from and against all claims for which Lessor is liable thereunder. Lessee represents as of the Basic Term Commencement Date that each of the Ground Leases is in full force and effect.

     16.  Purchase Procedure.
          ------------------

     (a) In the event of the purchase of Lessor's interest in any Leased Property by Lessee pursuant to any provision of this Lease, the terms and conditions of this Article 16 shall apply.

     (b) On the closing date fixed for the purchase of Lessor's interest in any or all of the Leased Properties:

          (i) Lessee shall pay to Lessor, in lawful money of the United States in immediately available funds, at Lessor's address hereinabove stated or at any other place in the United States which Lessor may designate, the Purchase Price pursuant to Article 28 or Termination Value and related amounts required to be paid pursuant to paragraph (c) of Article 12, or Articles 22, 37 or 38, whichever is applicable, or, in the case of a purchase of less than all of the Leased Properties, the Allocable Percentage thereof; and

        (ii) Lessor shall execute and deliver to Lessee good and sufficient special warranty deeds, assignments or such other instrument or instruments as may be appropriate, which shall transfer all of Lessor's interest in certain or all of the Leased Properties, as appropriate, including any rights of Lessor against any party through whom Lessor derived its title to such Leased Properties, subject to (A) any encumbrances existing on the Basic Term Commencement Date with respect thereto, (B) Permitted Encumbrances as defined in clauses (a) through (c), (g) and (h) of the definition thereof, (C) all liens, encumbrances, charges, exceptions and restrictions attaching to any Leased Property after the Basic Term Commencement Date with respect thereto (other than those created or caused by or through Lessor or Indenture Trustee without the consent of Lessee), and (D) all Legal Requirements. In the case of a purchase of Lessor's interest in any Leased Property by Lessee pursuant to paragraph
               (c) of Article 12 hereof, Lessor shall also pay to Lessee the Net Award, if any, in respect of each such Leased Property and assign to Lessee all rights to any award not yet received; and

        (iii) Lessee shall pay all charges incident to such transfer, including but not limited to all transfer taxes, recording fees, title insurance premiums and federal, state and local taxes, except for any net income or profit taxes of Lessor, the Indenture Trustee and the Registered Owners of the Notes and reasonable attorneys' fees and expenses of counsel for Lessor, the Indenture Trustee and the Registered Owners of the Notes; and

        (iv) Lessee shall pay to Lessor all Basic Rent, Additional Rent and other sums payable by Lessee under this Lease relating to such Leased Properties, due and payable through the date Lessee purchases Lessor's interest in such Leased Properties; and

        (v) Except as otherwise provided herein, this Lease shall terminate and be of no further force and effect with respect to each Leased Property purchased by Lessee pursuant to this Article 16.

    (c) Prior to (i) any purchase by Lessee or any third party of fewer than all of the Leased Properties pursuant to any term or provision of this Lease or
(ii) any purchase by a third party of a Leased Property and substitution therefor of Leased Properties pursuant to Article 38 of this Lease (whereby a Substitution Adjustment is required to be paid by Lessee), the following conditions shall have been satisfied:

          (i) Lessor shall have provided Lessee, at the cost of Lessee, with revised versions of Schedules A, B, C, D, E, F, G, and J and Appendix I to this Lease, reflecting the changes to be made therein, taking into account such purchase or substitution and, if applicable, the payment of any amount payable hereunder including, without limitation, Article 37(b), or Substitution Adjustment, all as determined by Lessor, and Lessee shall have consented to such revised Schedules and Appendix, such consent not to be unreasonably withheld.
          (ii) Lessor shall have received a Lease Supplement in the form of Schedule H annexed hereto and, if appropriate, a memorandum or short form of lease with respect thereto, duly authorized, executed and delivered by Lessee, as lessee, incorporating such revised Schedule J into this Lease and containing such other terms as Lessor, Indenture Trustee or Beneficiary or their respective counsel may reasonably deem necessary or appropriate by reason of the transactions contemplated by such purchase or substitution.

     17.  No Reliance.  Lessee hereby acknowledges that in negotiating the
          -----------
terms of this Lease, it has sought, obtained and relied exclusively upon such accounting, actuarial, tax and legal advice from its own or other independent sources as it has deemed necessary, and further acknowledges that neither Lessor, LC Issuer, Beneficiary, Placement Agent nor any of Lessor's, LC Issuer's, Beneficiary's or Placement Agent's respective parent, subsidiaries, affiliates or personnel has represented or warranted the legal, tax, economic, accounting, or other consequences of the terms and provisions hereof and of the other related agreements and documents.

     18.  Quiet Enjoyment.  So long as no Default or Event of Default under
          ---------------
this Lease shall have occurred and be continuing, Lessor covenants (subject to the first sentence of Article 7) that Lessee shall and may at all times peaceably and quietly have, hold and enjoy the Leased Properties during the Term of this Lease. Notwithstanding the preceding sentence, Lessor may exercise its rights and remedies under paragraph (b) of Article 22 and Lessor, the Indenture Trustee, LC Issuer, and any registered owners of indebtedness secured by the Indenture or their agents may enter upon and inspect any Leased Property in accordance with the provisions of Article 11 hereof. Any failure by Lessor to comply with the foregoing warranty shall not give Lessee any right to cancel or terminate the Lease, or to abate, reduce or make deduction from or offset against any Basic Rent, as hereinafter defined, or Additional Rent or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder. Subject to the foregoing sentence, Lessee shall have the right to obtain injunctive or other relief against Lessor for breach of the aforesaid covenant of peaceful and quiet possession and enjoyment of each Leased Property. Lessor shall keep each Leased Property free of Lessor Liens.

     19.  Survival.  In the event of the termination of this Lease with
          --------
respect to one or more Leased Properties, or all of the Leased Properties, as herein provided, the obligations and liabilities of Lessor and Lessee, actual or contingent, under this Lease which arose at or prior to such termination shall survive such termination.

     20.  Subletting; Assignment.
          ----------------------

     (a) Notwithstanding anything to the contrary set forth in this Lease, Lessee shall not, without the prior written consent of Lessor, sublease any Leased Property or any portion thereof except as set forth in the following sentence, or assign (including by way of merger, consolidation or change in control), transfer, mortgage, hypothecate, pledge or otherwise encumber its leasehold estate hereunder or any of its rights, interests or obligations hereunder and any attempted sublease, assignment, transfer, mortgage, hypothecation, pledge or encumbrance by Lessee shall be null and void. So long as no Event of Default shall have occurred and be continuing, Lessee may sublease a Leased Property to any Affiliate(s) of Lessee without Lessor's prior written consent provided, however, (i) each such sublease shall expressly be made subject to the provisions hereof, (ii) the term of any subletting shall not extend beyond the Term of this Lease, (iii) no sublease shall affect or reduce any obligation of the Lessee or right of the Lessor hereunder, (iv) all obligations of the Lessee hereunder shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety, as though no subletting had been made, and (v) Lessee shall deliver to Lessor a copy of the sublease and such other agreements, instruments, certificates and opinions as may be reasonably requested by Lessor including, without limitation, an assignment of such sublease.

     (b) Lessor may, at any time, without notice to, or the consent of, Lessee sell, assign, transfer or grant a security interest in all or any part of Lessor's rights, obligations, title or interest in, to and under any Leased Property or any portion thereof, any Ground Lease, this Lease, and/or any Basic Rent or Additional Rent payable under this Lease. Any entity to whom any such sale, assignment, transfer or grant of security interest is made is herein called an "Assignee" and any such sale, assignment, transfer or grant of security interest is herein called an "assignment". Upon execution and delivery of any such assignment, Lessor shall be released from its obligations hereunder thereafter arising, provided, however, that if any such assignment is made as collateral security, the execution and delivery thereof shall not impair or diminish any obligations of Lessor hereunder. An Assignee may re-assign and/or grant a security interest in any of such rights, obligations, title or interest assigned to such Assignee. Lessee agrees to execute related acknowledgments and other documents that may be reasonably requested by Lessor or an Assignee. Lessor agrees that any such assignment will not materially change Lessee's duties or materially increase its burdens or risks hereunder. Each such assignment shall be subject to Lessee's rights hereunder so long as no Event of Default has occurred and is continuing hereunder. Lessee shall be under no obligation to any Assignee except upon written notice of such assignment from Lessor or, in the case of a reassignment, from Assignee. Upon written notice to Lessee of an assignment, Lessee agrees to pay the Basic Rent and Additional Rent to such Assignee in accordance with the instructions specified in such notice without any abatement, defense, setoff, counterclaim or recoupment whatsoever, and to otherwise comply with all notices, directions and demands which may be given by Lessor or such Assignee in accordance with the provisions of this Lease.

     21.  Advances by Lessor.  If Lessee shall fail to make or perform any
          ------------------
payment or act required by this Lease, then, upon 15 days' notice to Lessee (or upon shorter notice, or with no notice at all, to the extent necessary to meet an emergency or a governmental or municipal time limitation or to prevent an event of default under any mortgage affecting any Leased Property), Lessor may at its option make such payment or perform such act for the account of Lessee, and Lessor shall not thereby be deemed to have waived any default or released Lessee from any obligation hereunder. Amounts so paid by Lessor and all incidental costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such payment or performance, together with interest thereon at the Overdue Rate with respect to Additional Rent provided in
Article 3, from the date advanced through the date repaid by Lessee, shall constitute Additional Rent and shall be paid by Lessee to Lessor on demand.

     22.  Conditional Limitations -- Events of Default and Remedies.
          ---------------------------------------------------------

     (a) Any of the following occurrences or acts shall constitute an Event of Default under this Lease and Lessee shall promptly notify Lessor of the occurrence thereof:

          (i) if Lessee shall (A) default in making payment of any installment of Basic Rent or Additional Rent (other than as provided in (vi) below) which default shall continue for five days after the same shall be due or (B) fail to observe or perform any of the covenants, agreements or obligations of Lessee set forth in Articles 13, 20, 26, 28 or 30 hereof; or

          (ii) if Lessee shall default in the performance of any covenant, agreement or obligation on the part of Lessee to be performed under this Lease other than such covenants that are specifically referred to in the other clauses of this paragraph (a) of Article 22, and such default shall continue for any specific period expressly provided with respect to such covenant, agreement or obligation, or if no such specific period is provided, for a period of 30 days after Actual Knowledge thereof by Lessee; provided, however, that in the case of a default which can with reasonable diligence be remedied by Lessee, but not within a period of 30 days, if Lessee shall promptly commence to remedy the default and thereafter shall prosecute the remedying of such default with all reasonable diligence, the period of time after obtaining such notice of default within which to remedy the default shall be extended for such period as may be reasonable to remedy the same with all reasonable diligence, up to a maximum period of 90 days after notice of such default from Lessor; and provided further, that with respect to any contest by Lessee pursuant to paragraph (d) of Article 6 hereof, any failure to comply with the conditions precedent to the right to so contest shall constitute an immediate Event of Default hereunder; or

     (iii) if Lessee, Guarantor, or any Person succeeding to Lessee or Guarantor by merger, consolidation or acquisition of all or substantially all of its assets, shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to the Bankruptcy Act, or shall be adjudicated a bankrupt or become insolvent or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall be dissolved, or shall suspend payment of its obligations, or shall take any corporate action in furtherance of any of the foregoing; or

     (iv) if a petition or answer shall be filed proposing the adjudication of Lessee, Guarantor or any Person succeeding to Lessee or Guarantor by merger, consolidation or acquisition of all or substantially all of its assets as a bankrupt or its reorganization pursuant to the Bankruptcy Act, and (A) Lessee, Guarantor or the successor of either shall consent to the filing thereof, or (B) such petition or answer shall not be discharged or denied within 60 days after the filing thereof; or

     (v) if a receiver, trustee or liquidator (or other similar official) shall be appointed for or take possession or charge of Lessee, Guarantor or any Person succeeding to Lessee or Guarantor by merger, consolidation or acquisition of all or substantially all of its assets, or of all or substantially all of the business or assets of Lessee or Guarantor or the successor of either, or of such successor Person's estate or interest in any Leased Property, and shall not be discharged within 60 days thereafter, or if Lessee, Guarantor or the successor of either shall consent to or acquiesce in such appointment; or

     (vi) if Lessee shall fail to pay any Adjustment Price, Termination Value, Purchase Price, Reinvestment Premium or Maximum Lessee Risk Amount payable to Lessor as required by this Lease; or

     (vii) if any Leased Property shall have been left unattended, unsecured and without maintenance in accordance with Article 10 hereof for a period of 30 consecutive days; or

     (viii) if any representation or warranty of Lessee or Guarantor set forth herein, in the Guaranty, in any other Operative Document or in any consent, notice, certificate, demand, request or other instrument delivered by or on behalf of Lessee or Guarantor in connection with or pursuant to this Lease or the Guaranty shall prove to have been incorrect or misleading in any material respect when made; or

     (ix) if a final judgment or judgments for the payment of money aggregating at least $35,000,000 (or such lesser amount individually or in the aggregate, which may at the time be applicable to Lessee or Guarantor, as the case may be, with respect to their other indebtedness) shall be rendered against Lessee or Guarantor and Lessee or Guarantor, as applicable, shall not comply with such judgment, or discharge the same or cause it to be discharged within 30 days from the entry thereof (or until the expiration of the period in which an appeal may be filed if such period should be longer), or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending such appeal; or

     (x) if (A) Lessee or Guarantor is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any indebtedness for borrowed money beyond any period of grace provided without respect thereto, or (B) Lessee or Guarantor is in default in the performance of or compliance with any term of any evidence of any indebtedness for borrowed money or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such indebtedness has become, or has been declared (or one or more Persons are entitled to declare such indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (C) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of indebtedness to convert such indebtedness into equity interests), (1) Lessee or Guarantor has become obligated to purchase or repay indebtedness for borrowed money before its regular maturity or before its regularly scheduled dates of payment, or (2) one or more Persons have the right to require Lessee or Guarantor so to purchase or repay such indebtedness, provided that the aggregate amount of indebtedness affected by the events described in clauses (A), (B) and (C) above shall be, without duplication, at least $35,000,000 (or such lesser amount which may at the time be applicable to the events described in clause
               (A), (B) or (C) above with respect to such other indebtedness);
               or

     (xi) if Lessee shall fail to surrender any Leased Property as and when required and in the condition required in accordance with Article 26; or

     (xii) if a default shall exist under any Ground Lease which has not been cured within any cure period applicable under the related Ground Lease; or

     (xiii) if (x) any default shall have occurred and be continuing under the Assignment of Lease or (y) Guarantor shall default in the due performance or observance of any covenant, agreement or obligation on the part of Guarantor in the Guaranty or (z) the Guaranty or Assignment of Lease shall expire, cease to be in full force and effect or otherwise terminate or Guarantor or any Person acting on behalf of Guarantor shall contest in any manner the validity, binding nature or enforceability of the Guaranty or the Assignment of Lease.

     (b) This Lease and the term and estate hereby granted are subject to the limitation that whenever an Event of Default shall have occurred and be continuing, Lessor may, at Lessor's option, elect to (i) lawfully re-enter one or more of the Leased Properties, without notice, and remove all Persons and property therefrom, either by summary proceedings or by any suitable action or proceeding at law, or by other lawful means, without being liable to indictment, prosecution or damages therefor, and may have, hold and enjoy the Leased Properties, together with the appurtenances thereto and the improvements thereon; and/or (ii) terminate this Lease at any time by giving notice in writing to Lessee, electing to terminate this Lease and specifying the date of termination, and the Term of this Lease shall expire by limitation at midnight on the date specified in such notice as fully and completely as if said date were the date herein originally fixed for the expiration of the Term hereby granted, and Lessee shall thereupon quit and peacefully surrender the Leased Properties to Lessor, without any payment therefor by Lessor, and upon the date following the date specified in such notice, or at any time thereafter, Lessor may re-enter one or more of the Leased Properties as provided in the preceding clause (i).

     (c) In case of any such re-entry, termination and/or dispossession by summary proceedings or otherwise as provided in the immediately preceding paragraph, (i) the Basic Rent and Additional Rent shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration, together with such expenses, including reasonable attorneys' fees and disbursements, as Lessor shall incur in connection with such re-entry, termination and/or dispossession by summary proceedings or otherwise; and (ii) Lessor may in good faith relet one or more of the Leased Properties or any part or parts thereof (but shall be under no obligation to do so), either in the name of Lessor or otherwise, for a term or terms which may, at Lessor's option, be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease; and (iii) Lessee shall also pay to Lessor the amount by which the Basic Rent provided for in this Lease exceeds the net amount, if any, of the rents collected on account of the leases of the Leased Properties for each monthly portion of the period which would otherwise have constituted the Term of this Lease (assuming that all renewal options have been exercised such that the Term of this Lease would expire on the last day of the Maximum Lease Term), which amounts shall be paid in monthly installments by Lessee on the respective Installment Payment Dates specified therefor, and any suit brought to collect said amounts for any monthly period shall not prejudice in any way the rights of Lessor to collect the deficiency in any subsequent monthly period by a similar action or proceeding; and (iv) Lessee shall also pay to Lessor all other damages and expenses which Lessor shall reasonably have sustained by reason of the breach of any provision of this Lease, including without limitation reasonable attorneys' fees and expenses, brokerage commissions and expenses incurred in altering, repairing and putting the Leased Properties and any buildings and improvements thereon in good order and condition and in preparing the same for reletting, which expenses shall be paid by Lessee as they are incurred by Lessor; or (v) at the option of Lessor exercised at any time, Lessor forthwith shall be entitled to recover from Lessee as liquidated damages, in addition to any other proper claims but in lieu of and not in addition to any amount which would thereafter have become payable under the preceding clause (iii), the Termination Value for the date on which Lessor demands such payment, together with any accrued and unpaid Basic Rent, Additional Rent and other sums payable as of the date of such demand by Lessee under this Lease, plus the Reinvestment Premium, whereupon Lessor shall transfer and convey to Lessee all of Lessor's right, title and interest in and to the Leased Properties pursuant to the terms of Article 16. Lessor, at Lessor's option, may make such alterations, repairs or decorations to the existing Improvements on any Leased Property for uses similar to those originally intended, as Lessor, in Lessor's sole judgment, considers advisable and necessary for the purpose of reletting such Leased Property; and the making of such alterations or decorations shall not operate or be construed to release Lessee from liability hereunder as aforesaid.

     (d) No receipt of moneys by Lessor from Lessee after a termination of this Lease by Lessor shall reinstate, continue or extend the Term of this Lease or affect any notice theretofore given to Lessee, or operate as a waiver of the right of Lessor to enforce the payment of Basic Rent and Additional Rent, and any Purchase Price, Termination Value, Maximum Lessee Risk Amount or related amounts to be paid by Lessee to Lessor for the purchase or surrender of the Leased Properties then due or thereafter falling due, it being agreed that after the commencement of suit for possession of the Leased Properties, or after final order or judgment for the possession of the Leased Properties, Lessor may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such suit, order or judgment, all such moneys collected being deemed payments on account of the use and occupation of the Leased Properties or, at the election of Lessor, on account of Lessee's liability hereunder. Lessee hereby waives any and all rights of redemption provided by any law, statute or ordinance now in effect or which may hereafter be enacted. Lessor shall have, receive and enjoy as Lessor's sole and absolute property, without right or duty to account therefor to Lessee unless Lessee makes payments of Basic Rent to Lessor pursuant to clause (iii) of paragraph (c) of Article 22 in which event Lessor shall account for such payments to Lessee in writing and such accounting shall be deemed conclusive absent manifest error by Lessor, any and all sums collected by Lessor as rent or otherwise upon reletting any Leased Property after Lessor shall resume possession thereof as hereinbefore provided, including, without limitation upon the generality of the foregoing, any amounts by which the sum or sums so collected shall exceed the continuing liability of Lessee hereunder.

     (e) The word "re-enter", as used in this Lease, is not and shall not be restricted to its technical legal meaning, but is used in the broadest sense under applicable law. No such taking of possession of any Leased Property by Lessor shall constitute an election to terminate the Term of this Lease unless notice of such intention be given to Lessee or unless such termination be decreed by a court having jurisdiction.

     (f) If an action shall be brought for the enforcement of any provision of this Lease, Lessee shall pay to Lessor and each Assignee all out-of-pocket costs and expenses which may become payable as a result thereof, including reasonable attorneys' fees and expenses.

     (g) No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or at any time existing. The failure of Lessor to insist upon the strict performance of any provision or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. Receipt by Lessor of any Basic Rent or Additional Rent or any other sum payable hereunder with knowledge of the breach of any provision contained in this Lease shall not constitute a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless made under signature of an authorized representative of Lessor.

     23.  Notices.  All notifications, notices, demands, requests and other
          -------
communications herein provided for or made pursuant hereto shall be in writing and shall be sent by (i) registered or certified mail, return receipt requested, and the giving of such communication shall be deemed complete on the third Business Day after the same is deposited in a United States Post Office with postage charges prepaid, (ii) reputable overnight delivery service, and the giving of such communication shall be deemed complete on the immediately succeeding Business Day after the same is deposited with such delivery service or (iii) legible fax with original to follow in accordance with clause (ii) above, and the giving of such communication shall be complete upon confirmation of receipt:

     (a) if to Lessor, addressed to such party at c/o First Security Bank, N.A., 79 South Main Street, Salt Lake City, Utah 84111, Attn:
          Corporate Trust Administration, or at such other address in the continental United States as Lessor may furnish to Lessee in writing, or

     (b) if to Lessee, addressed to such party at 2980 Fairview Park Drive, Suite 1400, Falls Church, Virginia 22042-4525, Attn: Assistant Treasurer, with a copy to the Legal Department, or at such other address in the continental United States as Lessee may furnish to Lessor in writing.

     24.  Estoppel Certificates.  Each party hereto agrees that at any time
          ---------------------
and from time to time during the term of this Lease, it will promptly, but in no event later than 21 days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser, assignee or mortgagee designated by such other party, a certificate stating, to the best of such party's knowledge, (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified, and setting forth any modifications); (b) the date to which Basic Rent, Additional Rent and other sums payable hereunder have been paid; (c) whether or not there is an existing Default by Lessee in the payment of Basic Rent or any other sum of money due or required to be paid hereunder, and whether or not there is any other existing Default by Lessee with respect to which a notice of Default has been delivered or of which the signer has Actual Knowledge, and, if there is any such Default, specifying the nature and extent thereof; (d) whether or not there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate; and (e) stating that Lessee is in possession of the Leased Properties or setting forth the parties in possession and identifying the instruments pursuant to which they took possession.

     25.  No Merger. Lessee agrees that there shall be no merger of this Lease
          ---------
or of any sublease under this Lease or of any leasehold or subleasehold estate hereby or thereby created with the fee or any other estate or ownership interest in any Leased Property or any part thereof by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly, (a) this Lease or any sublease or any leasehold or subleasehold estate created hereby or thereby or any interest in this Lease or any such sublease or in any such leasehold or subleasehold estate and (b) (i) the fee estate or other estate or ownership interest in any Leased Property or any part thereof or (ii) the Beneficial Interest, and this Lease shall not be terminated for any cause except as expressly provided herein and any instrument of transfer shall so provide.

     26.  Surrender and Return.
          --------------------

     (a) Upon the expiration or earlier termination of the Term of this Lease with respect to each Leased Property, and provided that Lessee, if so entitled, has not exercised its option to purchase the Leased Properties pursuant to
Article 28 or otherwise hereunder, Lessee shall peaceably leave and surrender and return each Leased Property to Lessor in the same condition in which such Leased Property existed on the Basic Term Commencement Date with respect thereto or any other Improvements (including any Additions that constitute part of the Improvements) acquired and constructed pursuant to this Lease, except as completed, repaired, rebuilt, restored, altered or added to as required by or permitted by any provision of this Lease (ordinary wear and tear and the consequences of casualty described in paragraph (c) of Article 12 hereof, condemnation or taking excepted). Lessee shall remove from each Leased Property on or prior to such expiration or earlier termination all property situated thereon which is not the property of Lessor, and each Leased Property shall be broom clean and Lessee shall repair any damage caused by such removal. Property not so removed shall become the property of Lessor, and Lessor may cause such property to be removed from the Leased Properties and disposed of, and Lessee shall pay the reasonable cost of any such removal and disposition and of repairing any damage caused by such removal.

     (b) Except for surrender upon the expiration or earlier termination (due to the exercise of remedies under Article 22 hereof) of the Term hereof, no surrender to Lessor of this Lease or of any Leased Property shall be valid or effective unless agreed to and accepted in writing by Lessor. At the request of Lessor, Lessee shall execute, deliver and furnish such instruments, agreements, releases, deeds, assignments, instruments, certificates and opinions as may be necessary or desirable to effect the release and/or transfer by Lessee of its right, title and interest in and to the Leased Properties to Lessor.


     (c) Without limiting the generality of the foregoing, upon the surrender and return of any Leased Property to Lessor pursuant to this Article 26, such Leased Property shall (i) be capable of being immediately utilized by a third-party purchaser or third-party lessee without further inspection, repair, replacement, alterations or improvements, licenses, permits, or approvals, except for any of the foregoing required solely by virtue of the change in ownership (other than to Lessor), use or occupancy of such Leased Property, (ii) be in accordance and compliance with all Legal Requirements and Environmental Laws including, without limitation, any of the foregoing required by virtue of a change in ownership, use or occupancy of such Leased Property other than to Lessee, (iii) be free and clear of any charge, lien, security interest or encumbrance except for Permitted Encumbrances described in clauses (a), (c) and
(g) through (i) of the definition thereof, any liens for taxes, assessments and other governmental charges, which are not then due and payable and which are not allocable to the period before the date of termination or expiration of this Lease, and Lessor Liens and any other liens or encumbrances arising solely from any acts or omissions of Lessor or anyone claiming by, through or under Lessor, without the consent of Lessee. Until each Leased Property has been surrendered and returned to Lessor in accordance with the provisions of this Article 26, Lessee shall continue to pay Lessor all Basic Rent and Additional Rent due hereunder.

     (d) On or prior to the date of such surrender and return of any Leased Property, Lessor shall have received from Lessee, at Lessee's expense, (i) evidence satisfactory to Lessor of compliance with the provisions of this
Article 26, including without limitation, a "Phase I" and update thereto, if applicable, or then comparable environmental assessment for such Leased Property addressed and in form and substance satisfactory to Lessor and LC Issuer or, in lieu of addressing such assessment to Lessor, accompanied by a letter permitting Lessor and LC Issuer to rely thereon, performed by an independent, licensed professional engineer satisfactory to Lessor and LC Issuer and which assessment
(w) shall be sufficient in scope to determine compliance with the then applicable Environmental Laws, (x) shall reveal no actual or potential environmental liabilities which cannot be remediated by the Lessee in compliance with all applicable Legal Requirements and Environmental Laws and to the satisfaction of Lessor and LC Issuer, and (y) if such environmental assessment reveals the need for additional review, Lessee shall have provided such additional information or environmental assessments as are required by Lessor and LC Issuer and any remediation recommended therein to be performed shall have been performed in compliance with all applicable Legal Requirements and Environmental Laws and to the reasonable satisfaction of Lessor and LC Issuer, and evidence of compliance with Article 26(c)(ii) shall have been provided and
(ii) an Appraisal indicating that the Allocable Percentage of the Purchase Price applicable to such Leased Property at such time is equal to or greater than the fair market value of such Leased Property.

     (e) Lessee acknowledges and agrees that a breach of any of the provisions of this Article 26 may result in damages to Lessor that are difficult or impossible to ascertain and that may not be compensable at law. Accordingly, upon application to any court of equity having jurisdiction over any Leased Property, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee set forth in this Article 26 with respect to such Leased Property.

     (f) Upon the request of the Lessor, Lessee shall continue to maintain its insurance policies for the Leased Properties, to the extent permitted by such policies, provided that Lessor pays or reimburses Lessee for the pro rata cost thereof and, provided further that, no third party has purchased such Leased Property from Lessor.

     27.  Separability.  Each provision contained in this Lease shall be
          ------------
separate and independent and the breach of any such provision by Lessor shall not discharge or relieve Lessee from its obligation to perform each obligation of this Lease to be performed by Lessee. If any provision of this Lease or the application thereof to any Person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

     28.  Lessee's End of Term Purchase Options.
          -------------------------------------

     (a) If (i) no Default or Event of Default hereunder shall have occurred and be continuing and (ii) this Lease shall not have been earlier terminated or renewed (with respect to the next succeeding Renewal Term) by Lessee pursuant to
Article 2 hereof, Lessee shall be entitled, upon notice to Lessor as hereinafter provided, to purchase Lessor's interest in all, but not less than all, of the Leased Properties on the last day of the Basic Term or the then current Renewal Term, as the case may be, for an amount, payable in immediately available federal funds, equal to the Purchase Price at the end of the Basic Term or the then current Renewal Term, as applicable. If Lessee intends to exercise its purchase option granted hereunder with respect to the end of the Basic Term or the end of the first Renewal Term, it shall give notice to Lessor to such effect in the applicable Termination Notice in accordance with the provisions of paragraph (b) of Article 2 hereof. If the Lessee intends to return and surrender all of the Leased Properties at the end of the final Renewal Term, it shall give notice thereof to Lessor at least 180 days prior to the end of such Renewal Term, otherwise Lessee shall have been conclusively deemed to have exercised its option to purchase the Leased Properties, without the need for any further writing. If Lessee gives such notice to Lessor, the same shall constitute a binding obligation of Lessee to purchase each and every Leased Property and to pay Lessor the Purchase Price on the Term Termination Date thereof. Any purchase by Lessee pursuant to this Article 28(a) shall be consummated in accordance with the terms of Article 16 hereof.

     (b) If, upon the expiration of the Basic Term or any Renewal Term of this Lease, Lessee does not either (i) exercise its option to purchase the Leased Properties pursuant to paragraph (b) of Article 2 hereof and paragraph (a) of this Article 28 or been deemed to have exercised such option, under paragraph
(a) of this Article 28, or (ii) extend, if applicable, the Term of this Lease pursuant to paragraph (b) of Article 2 hereof, Lessor shall have the right, and Lessee shall have the obligation, as agent for Lessor (during the last 180 days of the relevant Term (the Remarketing Period)), to use best efforts to obtain
                          ------------------
bona fide cash bids for each Leased Property from prospective purchasers who are financially capable of purchasing each Leased Property for cash in accordance with the terms of this Lease. Upon the request of Lessor and at Lessee's sole cost and expense, Lessee shall provide Lessor with a written report describing in reasonable detail Lessee's efforts during the Remarketing Period to obtain bona fide bids for the purchase of each Leased Property, including, without limitation, a list of all brokers retained and Persons approached for the purpose of soliciting bids to purchase such Leased Property. All bids received by Lessor or Lessee prior to the end of the then current Term shall be certified by Lessor or Lessee, as the case may be, in writing, stating the name and address of the bidder and the amount of such bid. Notwithstanding the foregoing, Lessor and LC Issuer shall have the right, but not the obligation, to seek bids for any Leased Property during the Remarketing Period.

     Not later than the applicable Term Termination Date, Lessor agrees to sell each Leased Property to the cash bidder submitting the highest bid, in accordance with the terms of Article 16 of this Lease, with such changes as are necessary to reflect that the sale was to a third party and not Lessee; provided, however, that (x) any such sale to a third party shall be consummated,
--------  -------
and the sales price for each Leased Property shall be paid to Lessor in immediately available funds, at Lessor's address hereinabove stated or at any other place in the United States which Lessor may designate, on or before the Term Termination Date; and (y) Lessor shall not be obligated to, and Lessor shall not without the prior written consent of LC Issuer, consummate any proposed sale of the Leased Properties if (I) the aggregate Net Proceeds from the sale of the Leased Properties would be less than the Maximum Lessor Risk Amount as of the applicable Term Termination Date, or (II) if Lessor has not received the amounts, if any, payable by Lessee pursuant to paragraph (a) of
Article 30 and, if applicable, paragraph (c) of Article 30. After any such sale with respect to the Leased Properties, the provisions of paragraphs (a) and (c) of Article 30 shall apply.

     29.  Signs; Showing.  If Lessee has not renewed this Lease for a Renewal
          --------------
Term or given timely notice of its intention to purchase Leased Properties or been deemed to have exercised its option to purchase the Leased Properties pursuant to paragraph (a) of Article 28 on the Term Termination Date, during the Remarketing Period, Lessor may, subject to all applicable governmental laws, restrictive covenants, rules and regulations and without unreasonably interfering with Lessee's business operations, (a) place signs in, on and around the Leased Properties advertising that the same will be available for rent or purchase, and (b) upon not less than 24 hours notice to Lessee, show the Leased Properties to prospective lessees or purchasers at such reasonable times during normal business hours as Lessor may elect. Lessee will be responsible for hiring one or more brokers, whose services shall be compensated on a commission basis, and making the Leased Properties available for inspection by prospective purchasers. Lessee shall promptly upon notice permit inspection of the Leased Properties and any maintenance records relating to the Leased Properties by the Lessor and LC Issuer and any potential purchasers, during normal business hours or otherwise upon reasonable request, and shall otherwise do all things necessary to sell and deliver possession of the Leased Properties to any purchaser. All such marketing fees, commissions, costs and expenses of the Leased Properties shall be included among the deductions set forth in clause
(ii) of the definition of Net Proceeds.

     30.  End of Term Adjustment.  (a)  The provisions of this paragraph (a)
          ----------------------
shall apply only if a sale of the Leased Properties to a third party pursuant to paragraph (b) of Article 28 has been consummated on or before the applicable Term Termination Date. If the Net Proceeds following a sale of the Leased Properties sold in accordance with paragraph (b) of Article 28 hereof are less than the Purchase Price for the Leased Properties on the applicable TermTermination Date as set forth in paragraph (a) of Article 28 hereof, Lessee shall, by 9:30 a.m. Eastern Time on such Term Termination Date, pay to Lessor, by wire transfer of immediately available federal funds, an amount equal to such deficiency (the Adjustment Price) plus accrued and unpaid
                                     ----------------
Basic Rent, if any, due and payable on the applicable Term Termination Date, plus any Additional Rent then due and owing to Lessor hereunder; provided,
                                                                 --------
however, that if all of the Limited Lessee Risk Conditions have been satisfied
-------
and a certification to such effect shall have been delivered by Lessee to Lessor and the Indenture Trustee on or before 9:30 a.m. Eastern time on the Term Termination Date, the amount of the Adjustment Price payable by Lessee shall not exceed the then applicable Maximum Lessee Risk Amount; otherwise, if any Limited Lessee Risk Condition is not met, Lessee shall make the payments specified under
Article 30(b). If the Net Proceeds following such a sale pursuant to paragraph
(b) of Article 28 on or before the end of the Maximum Lease Term with respect to the Leased Properties exceed the Purchase Price for the Leased Properties, and if all of the Limited Lessee Risk Conditions have been satisfied and a certification to such effect shall have been delivered by Lessee to Lessor and the Indenture Trustee, and Lessee shall have paid to Lessor all amounts due and payable on or before the Term Termination Date including all Basic Rent, Additional Rent and all amounts due under paragraphs (a) or (c) of this Article 30, then Lessor shall, on the Term Termination Date, pay to Lessee by wire transfer of immediately available federal funds, an amount equal to such excess, as an adjustment to the Basic Rent payable under this Lease; provided, however, that Lessor shall have the right to offset against such adjustment payable by Lessor, any amounts then due and payable from Lessee to Lessor hereunder.

     (b) If this Lease expires or terminates on a Term Termination Date and a sale of the Leased Properties to Lessee pursuant to paragraph (a) of Article 28 or to a third party pursuant to paragraph (b) of Article 28 has not been consummated on or before the applicable Term Termination Date for any reason, then Lessee shall, by 9:30 a.m. Eastern Time on the applicable Term Termination Date, pay to Lessor by wire transfer of immediately available funds, an amount equal to (i) the Maximum Lessee Risk Amount, if all of the Limited Lessee Risk Conditions have been met and Lessee shall have delivered the certifications described in Article 30(a) on or before 9:30 a.m. Eastern time on such Term Termination Date, or (ii) the Termination Value, if one or more of the Limited Lessee Risk Conditions have not been met as of such Term Termination Date, plus, in either case, the Basic Rent due and payable on the Term Termination Date, plus all Additional Rent then due and owing for all of the Leased Properties. Lessee shall promptly vacate the Leased Properties and surrender them to Lessor on the Term Termination Date in accordance with the provisions of this Lease, including Article 26. Notwithstanding the termination of this Lease with respect to the Leased Properties, Lessee shall remain liable for the payment of all applicable sales, excise and other taxes imposed as a result of the sale of the Leased Properties, other than Excluded Taxes. This obligation shall survive the termination of this Lease with respect to the Leased Properties, and upon the consummation of the sale of any Leased Property at any time after the Term Termination Date, Lessee shall pay on demand, or reimburse Lessor on demand for the payment of, all such sales, excise and other taxes applicable to such Leased Property. In the event of any such sale of any Leased Property at any time after the Term Termination Date with respect thereto, Lessor shall retain the full proceeds of such sale.

     (c) In the event that the Term Termination Date occurs prior to the last day of the Maximum Lease Term, Lessee shall pay to Lessor by 9:30 a.m. Eastern Time on such Term Termination Date, in addition to any Adjustment Price, Termination Value or Maximum Lessee Risk Amount then payable pursuant to paragraph (a) or paragraph (b) of this Article 30 and all other obligations hereunder, an amount equal to the Reinvestment Premium.

     (d) The provisions of Articles 28 and 30 are of the essence of this Lease, and time is of the essence for payment and performance of the obligations of Lessee set forth therein.

     31.  Nature of Lessor's Obligations; Limitations on Liability.  Anything in
          --------------------------------------------------------
this Lease to the contrary notwithstanding, except as otherwise provided herein, it is understood and agreed that (irrespective of any breach of any representation, covenant, agreement or undertaking of any nature whatsoever made in this Lease), no recourse shall be had under any rule of law, statute or constitution or by the enforcement of any assessments or penalties or otherwise for the payment of any sum hereunder or for any other claim hereunder against
(i) Lessor, Beneficiary or any past, present or future Affiliate, partner, officer, director, any owner, shareholder, agent or employee of or in any thereof or of any partner thereof or their legal representatives, successors or assigns, (ii) any corporation, partnership (or any partner thereof), entity or individual to which the Leased Properties, or any part thereof, shall have been transferred or (iii) any Person for whom Lessor or Beneficiary was acting as an agent for the account and benefit of such Person in entering into the transactions evidenced by this Lease, and that such Person was or was alleged to be the principal of Lessor. It is expressly understood that by the execution of this Lease all such liability (a) of Lessor or Beneficiary or any past, present or future Affiliate, partner, officer, director, any shareholder, agent or employee thereof or director or shareholder of any partner thereof or any of their respective legal representatives, successors or assigns, (b) of any such corporation, partnership, individual or partner or (c) of such other Person, is and is being expressly waived and released as a condition of and as a consideration for the execution of this Lease by Lessor, that Lessee and its successors and assigns as lessee hereunder agree to look solely to the Leased Properties for the payment of any such sums or satisfaction of any such other claims. The provisions of this Article 31 shall survive the termination of this Lease.

     32.  Granting of Easements, Etc.  If no Default or Event of Default
          --------------------------
hereunder has occurred and is continuing, Lessor shall from time to time upon the written request of Lessee join with Lessee (and at Lessee's sole cost and expense), with respect to their interests in the Leased Properties to (i) grant easements, licenses, rights of way and other rights and privileges in the nature of easements for the purposes of providing utilities and the like to the Leased Properties or for purposes of operating the Leased Properties and adjacent properties (such as office park reciprocal easement agreements and the like), (ii) release existing easements and appurtenances relating to the provision of utilities and the like to the Leased Properties or for purposes of operating the Leased Properties and adjacent properties (such as office park reciprocal easement agreements and the like) and (iii) execute and deliver any instrument, in form and substance reasonably acceptable to Lessor, necessary or appropriate to make or confirm such grants or releases to any Person, with or without consideration, provided that such grant or release does not (x) interfere with and is not detrimental to the conduct of business on the affected Leased Property, (y) impair the usefulness or useful life of such Leased Property or (z) impair the fair market value of such Leased Property or cause a default under any other agreement to which Lessee is a party or benefitting such Leased Property which default would be reasonably likely to have an adverse effect on the usefulness or useful life of such Leased Property or impair the fair market value of such Leased Property and shall have delivered such other instruments, certificates, surveys, title insurance policy endorsements and opinions of counsel as Lessor, the Indenture Trustee or LC Issuer may reasonably request; and provided further that Lessor, the Indenture Trustee and LC Issuer shall have the right, but not the obligation, to obtain an independent Appraisal, at the expense of the Person requesting such Appraisal, to verify the certification of Lessee as to the effect of the proposed action on fair market value and if such Appraisal concludes that the proposed action will impair the fair market value of the affected Leased Property by 1% or more, Lessee shall reimburse Lessor, the Indenture Trustee and LC Issuer, as applicable, for the costs of such Appraisal and Lessor, the Indenture Trustee and LC Issuer shall either withhold its consent or condition its consent upon payment by Lessee of an amount equal to the diminution of fair market value. Any such request by Lessee shall be accompanied by an Officer's Certificate as to compliance with the conditions set forth in the foregoing clauses (x), (y) and (z).

     33.  Lessee's Representations and Warranties.  Lessee hereby represents
          ---------------------------------------
and warrants that as of the Basic Term Commencement Date (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation set forth above, and is qualified to do business in, and is in good standing in, each state or other jurisdiction in which the nature of its business makes such qualification necessary (including, without limitation, the Commonwealth of Virginia); (b) Lessee has the corporate power and authority to execute and perform this Lease and to lease the Leased Properties hereunder, and has duly authorized the execution, delivery and performance of this Lease; (c) the leasing of the Leased Properties from Lessor by Lessee, the execution and delivery of this Lease and any documents or instruments related hereto, and the compliance by Lessee with the terms hereof and thereof, and the payments and performance by Lessee of all of its obligations hereunder and thereunder (i) have been duly and legally authorized by appropriate corporate action taken by Lessee, (ii) are not in contravention of, and will not result in a violation or breach of, any of the terms of Lessee's Certificate of Incorporation (or equivalent document), its By-Laws, or of any provisions relating to shares of the capital stock of Lessee, and (iii) will not violate or constitute a breach of any applicable provision of law, any applicable order of any court or other agency of government, or any indenture, agreement or other instrument to which Lessee is a party, or by or under which Lessee or any of Lessee's property is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or instrument, or result in the creation or imposition of any Lien upon any of Lessee's property or assets; (d) this Lease and all other documents or instruments related hereto have been executed by the duly authorized officer or officers of Lessee and delivered to Lessor and are the legal, valid and binding obligations of Lessee, enforceable in accordance with their terms except as certain rights and remedies set forth herein may be limited by bankruptcy, reorganization and similar laws of general application relating to or affecting the enforcement of Lessors' rights and general principles of equity; (e) neither the execution and delivery of this Lease and all other documents and instruments related hereto, nor the payment and performance by Lessee of all of its obligations hereunder and thereunder, requires the consent or approval of, the giving of notice to, or the registration, filing or recording with, or the taking of any other action in respect of, any federal, state, local or foreign government or governmental authority or agency or any other Person; (f) no mortgage, deed of trust, or other Lien which now covers or affects, or which may hereafter cover or affect, any property or interest therein of Lessee, now attaches or hereafter will attach to the Leased Properties or any portion thereof, the proceeds thereof or this Lease, or in any manner affects or will affect adversely Lessor's rights and security interest therein; (g) Lessee holds all licenses, certificates and permits from governmental authorities necessary to use and operate the Leased Properties in accordance with the provisions of this Lease; (h) there is no litigation or other proceeding now pending or, to the best of Lessee's Actual Knowledge, threatened, against or affecting Lessee, in any court or before any regulatory commission, board or other administrative governmental agency which would directly or indirectly adversely affect or impair the title of Lessor to the Leased Properties, or which, if decided adversely to Lessee, would materially adversely affect the business operations or financial condition of Lessee; (i) all balance sheets, statements of profit and loss and other financial data that have been delivered to Lessor with respect to the Guarantor or Lessee, as applicable, (x) are complete and correct in all material respects,
(y) accurately present the financial condition of Lessee on the dates for which, and the results of its operations for the periods for which, the same have been furnished, and (z) have been prepared in accordance with GAAP consistently followed throughout the periods covered thereby; and there has been no material adverse change in the condition of Lessee, financial or otherwise, since the date of the most recent financial statements delivered to Lessor with respect to Lessee; (j) no default or event of default has occurred and is continuing under the Interim Trust Agreement, as defined in the Sale and Assignment Agreement (BI Interests); and (k) on or before the Basic Term Commencement Date, all existing indebtedness owed by Lessor in accordance with the Interim Trust Agreement shall have been paid or satisfied.

     34.  Recording.  Lessor and Lessee will execute, acknowledge, deliver and
          ---------
cause to be recorded or filed in the manner and place required by any present or future law, a memorandum of this Lease and all other instruments, including, without limitation, financing statements, continuation statements, releases, deeds of conveyance (upon surrender and return, if necessary) and instruments of similar character, which shall be reasonably requested by Lessor, the Indenture Trustee or LC Issuer as being necessary or appropriate in order to protect their respective interests in the Leased Properties. Lessee shall pay all recording and filing fees and taxes, stamp taxes, mortgage or lease taxes, and other costs of such recordation and filing. If Lessee shall fail to comply with this Article 34, Lessor shall be and is hereby irrevocably appointed the agent and attorney-in-fact of Lessee to comply therewith, but this sentence shall not prevent any default in the observance of this Article 34 by the Lessee from constituting an Event of Default in accordance with the provisions of paragraph (a)(ii) of
Article 22 hereof.

     35.  Miscellaneous.  This Lease embodies the entire agreement between
          -------------
Lessor and Lessee relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. This Lease shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns permitted hereunder. No term or provision hereof may be amended, changed, waived, discharged or terminated orally, but only by an instrument specifically evidencing an intent to amend signed by the party against whom enforcement thereof is sought and with the prior written consent of the Indenture Trustee and LC Issuer. No failure, delay, forbearance or indulgence on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, or as an acquiescence in any breach, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Lease and the rights and obligations in respect hereof shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, except to the extent that in seeking to enforce this Lease with respect to a Leased Property and to the extent any other rights and obligations hereunder are required to be governed under the laws of the state in which such Leased Property is located, the laws of the state in which such Leased Property is located shall apply, notwithstanding the express intent of the parties hereto. Lessee hereby agrees to non-exclusive personal jurisdiction and venue in the state courts of the State of New York and the United States District Court for the Southern District of New York. All headings are for reference only and shall not be considered as part of this Lease. This Lease may be executed in any number of counterparts, each of which shall be an original, and such counterparts together shall constitute but one and the same instrument. Lessee may cause to be performed any obligation of Lessee under this Lease in lieu of performing such obligation itself.

     The Indenture Trustee, Beneficiary, the Registered Owners and LC Issuer shall be third party beneficiaries of this Lease with respect to those provisions that explicitly or implicitly are for the benefit of the Indenture Trustee, Beneficiary, the Registered Owners or LC Issuer.

     The dating of this Lease "as of October 14, 1998" is for convenience of reference only, and this Lease shall become effective only upon its execution and delivery by Lessor and Lessee.

     To the extent that this Agreement is characterized as being a financing transaction, Lessor and Lessee hereby acknowledge and agree as follows: (1)
the amount of interest shall be equal to the aggregate amount of Basic Rent due under this Lease (the Payments); (2) Lessee has been informed of the Cost of the
                      --------
Properties or, in the alternative, acknowledges that it has been given an opportunity to determine the Cost of the Properties; (3) the rate of interest agreed to and specified by Lessor and Lessee in such event shall be that rate per annum that may be calculated based upon the Cost of the Properties (i.e. the principal amount) and the Payments (i.e., the interest payments); and (4) if the rate of interest so calculated is ever deemed to exceed the maximum rate permitted by applicable law, then the Payments shall be automatically reduced to ensure that such rate of interest does not exceed the maximum rate permitted by applicable law.

     36.  Ownership of the Leased Properties.
          ----------------------------------

     (a) Lessor and Lessee intend that (i) for financial accounting purposes with respect to Lessee, this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, but
(ii) for federal and all state and local tax purposes and bankruptcy, commercial law and real estate purposes and all other purposes (A) this Lease will be treated as a financing arrangement, (B) Lessor will be deemed a lender making a loan for the benefit of the Lessee, which loan is secured by all of the Leased Properties, and (C) Lessee will be treated as the owner of all of the Leased Properties and will be entitled to all tax benefits ordinarily available to an owner of a property similar to the Leased Properties for such tax purposes. So long as no Event of Default shall have occurred, Lessor will take no action inconsistent with such intent for tax purposes provided, that nothing in this
Article 36 shall be deemed to restrict Lessor's right to exercise any remedies after the occurrence of an Event of Default. Notwithstanding the foregoing, in the event that the Lease is treated by any foreign, federal, state or local taxing authority as anything other than a secured loan, Lessor and Lessee may take all such actions as are appropriate and consistent with such treatment.

     (b) Lessee hereby grants to Lessor a mortgage and security interest in all of the Lessee's right, title and interest in and to the Leased Properties, together with any substitutions, replacements and additions thereto, all general intangibles related to the Leased Properties and all of Lessee's rights, claims and damages arising from warranties (whether express or implied) of architects, contractors and subcontractors and any other vendors with respect to the development and construction of the Improvements, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in cash, investments, securities or other property, whether in the form of cash, investments, securities or other property. Lessor and Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Leased Properties in accordance with this
Article 36, such security interest would be deemed to be a perfected security interest of first priority under applicable federal, state and local law, subject only to Permitted Encumbrances, and will be maintained as such throughout the Term of this Lease.

     (c) Lessor and Lessee intend and agree that with respect to the nature of the transaction evidenced by this Lease in the context of the exercise of remedies under this Lease, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting Lessee or Lessor, or any enforcement or collection actions and for all other purposes (except as provided in paragraph (a) of this Article 36), the transactions evidenced by this Lease shall be regarded as a loan made by Lessor as an unrelated third party lender to Lessee secured by all of the Leased Properties (it being understood that Lessee hereby mortgages and warrants and grants a security interest in all of the Leased Properties to Lessor).

     (d) Lessor and Lessee further intend and agree that, for the purpose of securing Lessee's obligations for the payment of Basic Rent and Additional Rent,
(i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code and a real property mortgage; (ii) the conveyance provided for in paragraph (b) of this Article 36 shall be deemed to be a grant by Lessee to Lessor of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Leased Properties, together with any substitutions, replacements and additions thereto, all of the Lessee's rights in and to all general intangibles related to the Leased Properties and all of Lessee's rights, claims and damages arising from warranties (whether express or implied) of architects, contractors and subcontractors with respect to the development and construction of the Improvements, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that Lessee hereby mortgages and warrants and grants a security interest in all of the Leased Properties to Lessor to secure the payment of Basic Rent and Additional
Rent); (iii) the possession by Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable federal, state and local law. Lessor and Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if this Lease were deemed to create a security interest in the Leased Properties in accordance with this Article 36, such security interest would be deemed to be a perfected security interest of first priority under applicable federal, state and local law, subject only to Permitted Encumbrances, and will be maintained as such throughout the Term of this Lease.

     (e) Notwithstanding anything herein to the contrary, to the extent the provisions of this Lease provide, or purport to provide, for the grant, creation, perfection or enforcement of a lien in real property or any interest therein (collectively, the "mortgage provisions"), such provisions shall not apply to the Leased Properties located in Virginia, and the provisions of the Lease Supplement referred to in the definition of Memorandum of Lease (including Sections 5 and 6 thereof) shall apply in lieu of such mortgage provisions, it being understood that, to the extent the provisions of this Lease provide, or purport to provide, for the grant, creation, perfection and enforcement of a security interest in personal property or any interest therein, such provisions shall apply in all respects to the Leased Properties located in Virginia or otherwise governed by the Uniform Commercial Code as in effect in Virginia.

     37.  Purchase Options.
          ----------------

     (a) At any time during the Term, unless Lessee shall have elected to purchase the Leased Properties in accordance with Article 12(c), 16(b) or 28(a) hereof and so long as no Default or Event of Default has occurred and is continuing hereunder, Lessee may give Lessor and the Indenture Trustee an irrevocable written notice (the Purchase Notice) of Lessee's intention to
                                ---------------
purchase one or more Leased Properties pursuant to this Article 37(a). Such notice shall (A) refer specifically to this Article 37(a) and the corresponding section of the Indenture and (B) state that Lessee will purchase such Leased Property in accordance with the provisions of Article 16 hereof for the price set forth in subparagraph (b) of Article 37 below, (C) indicate whether Lessee intends to purchase all of the Leased Properties or fewer than all of the Leased Properties and, if fewer than all of the Leased Properties, no more than two Leased Properties may be purchased hereunder during the Term, and (D) specify the date for such purchase (which shall be the Installment Payment Date no less than 40 nor more than 71 days after the date of such Purchase Notice). Upon such election, Lessee shall purchase such Leased Properties in accordance with the provisions of Article 16 hereof on such purchase date at the price set forth in subparagraph (b) of Article 37 below.

     (b) If Lessee has elected to purchase one or more Leased Properties in accordance with paragraph (a) above, Lessee shall pay in cash or immediately available federal funds, as the price (i) for all of the Leased Properties, an amount equal to the Termination Value payable as of the date of purchase, together with accrued and unpaid Basic Rent and Additional Rent to the date of purchase, and (ii) for fewer than all of the Leased Properties, an amount equal to the greater of (x) the appraised value of such Leased Properties, as determined at such time pursuant to an Appraisal (which shall be delivered to Lessor, the Indenture Trustee, Beneficiary, the LC Issuer and the Registered Owners at least 15 days prior to the date of sale and in form satisfactory to the Registered Owners and LC Issuer), (y) any purchase price offered with respect thereto from, or committed to by, a bona fide third party purchaser and (z) the Termination Value applicable to such Leased Property or Properties in accordance with its or their Allocable Percentage(s) payable as of the date of purchase for the Leased Properties to be purchased, together with, in each case without duplication, accrued and unpaid Basic Rent and Additional Rent to the date of purchase, plus, in each case, an amount equal to the costs and expenses of Lessor, the Indenture Trustee, Beneficiary, the LC Issuer and the Registered Owners of the Notes, as applicable, in connection with such sale (including reasonable attorneys' fees and disbursements), plus, in each case, the Reinvestment Premium.

     (c) If Lessee has elected to purchase fewer than all of the Leased Properties in accordance with (a) above, Lessee shall, at its sole cost and expense and as a condition thereto, furnish to Beneficiary, LC Issuer, the Indenture Trustee and each of the Registered Owners of the Notes, an Appraisal of the Leased Properties not subject to purchase hereunder which is acceptable to such Persons, (i) stating that the aggregate fair market value of such Leased Properties is equal to or greater than the Termination Value applicable to such Leased Property or Properties in accordance with its or their Allocable Percentage(s) and (ii) evidencing to the satisfaction of the recipients thereof that (x) the ratio of the Cost of the Properties to fair market value for all Leased Properties immediately prior to giving effect to such purchase is greater than or equal to (y) the ratio of the Cost of the Properties to fair market value for all Leased Properties remaining after such purchase.

     (d) Upon payment of all amounts payable by Lessee hereunder, and application of such amounts to payment of the Notes and the Equity Investment, including any Reinvestment Premium due with respect thereto, this Lease shall terminate with respect to such Leased Properties and such Leased Properties shall be conveyed to Lessee pursuant to Article 16 hereof and in accordance with the terms and conditions thereof. If Lessee fails to purchase the Leased Properties on such purchase date in accordance with the terms hereof, such failure shall immediately constitute an Event of Default hereunder.

     38.  Substitution of Properties.
          --------------------------

     (a) So long as no Default or Event of Default has occurred and is continuing hereunder, in the event (i) Lessee or Guarantor or any Affiliate thereof is required by applicable bank regulatory requirements to divest its interest in any Leased Property or (ii) Lessee desires to cause a Leased Property to be sold to a Person that is not an Affiliate of any party to any Operative Document, Lessee may give Lessor and the Indenture Trustee an irrevocable written notice (the Substitution Notice) of Lessee's intention to
                                -------------------
substitute a new property located in the United States (an Exchange Property)
                                                           -----------------
for such Leased Property pursuant to this Article 38(a). Such notice shall (A) refer specifically to this Article 38(a) and the corresponding section of the Indenture, (B) state that Lessee proposes to substitute such Leased Property in accordance with the provisions of this Article 38, (C) include, if a substitution shall occur under the circumstances described under clause (a)(i) hereof, the order or regulation applicable to Lessee, Guarantor or such Affiliate, (D) include, if a proposed substitution shall occur under the circumstances described under clause (a)(ii) hereof, an irrevocable commitment to purchase such Leased Property from such Person which purchase shall be conditioned upon the satisfaction of, among other things, the conditions set forth herein, and (E) specify the date for such substitution (which shall be the Installment Payment Date no less than 14 nor more than 45 days after the date of such Substitution Notice).

     (b) Each proposed Exchange Property shall be approved by the Indenture Trustee (acting on instructions from all of the Registered Owners), which approval shall not be unreasonably withheld, conditioned or delayed. The following additional conditions shall be satisfied prior to any substitution of properties pursuant to this Article 38:

     (i) Lessor, Indenture Trustee and LC Issuer shall have received an Appraisal and a "Phase I" Environmental Report of the Exchange Property made by an Appraiser and environmental engineer, respectively, selected by Indenture Trustee, subject to the approval of Lessor and LC Issuer, which approval shall not be unreasonably withheld, which Appraisal and Environmental Report shall have been made at the expense of Lessee. Such Appraisal shall be delivered at least 30 days prior to the date of such proposed substitution and shall indicate the fair market value and useful life of the Exchange Property at the time of the proposed substitution and prospectively for the end of each remaining year of the Maximum Lease Term (assuming in each case that the affected Leased Property had been maintained and operated in accordance with the terms of this Lease). Fair market value shall be determined by the same methodology as was employed by the appraiser in the original appraisal of the replaced Leased Property delivered in connection with the commencement of the Lease with respect to such Leased Property. Such Environmental Report shall be delivered at least 30 days prior to the date of such proposed substitution, shall speak as of a date not more than six months prior to the date of such proposed substitution and shall not disclose any conditions which are not satisfactory to Lessor, Indenture Trustee or LC Issuer. Lessee shall certify to the best of its knowledge that as of the substitution date there has been no adverse change in the environmental status of the Exchange Property from that described in the Environmental Report with regard to environmental matters. If such Environmental Report recommends further review, Lessee, at its own expense, will provide such additional environmental assessments as are required by Lessor, Indenture Trustee or LC Issuer. The results of such Environmental Reports shall be satisfactory to Lessor, Indenture Trustee and LC Issuer. Lessor, Indenture Trustee, LC Issuer and each holder of indebtedness secured by the Indenture shall receive a letter from the environmental engineer submitting such Environmental Report, permitting such addressee to rely on such Environmental Reports.

     (ii) Lessor, Indenture Trustee and LC Issuer shall have received a Lease Supplement in the form of Schedule H annexed hereto and, if appropriate, a memorandum or short form of lease with respect thereto, duly authorized, executed and delivered by Lessee, as lessee, adding and subjecting the Exchange Property to, and releasing the affected Leased Property from, the terms of this Lease, and containing such other terms as Lessor, Indenture Trustee or LC Issuer or their respective counsel may reasonably deem necessary or appropriate by reason of the transactions contemplated by this
           Article 38.

     (iii) Lessee shall have caused to be executed and delivered to Lessor, Indenture Trustee and LC Issuer (w) a special warranty deed, sufficient to convey to Lessor good and marketable title to the Exchange Property subject only to the Permitted Encumbrances described in clauses (a), (b), (c), and (h) of the definition thereof (to the extent such Permitted Encumbrances are acceptable to Lessor, Indenture Trustee and LC Issuer), (x) a supplement to or amendment of the Assignment of Lease, including the legal description of the Exchange Property, (y) a supplement to or amendment of the Indenture with respect to such Exchange Property, and (z) a supplement to or amendment of the LC Deed of Trust with respect to such Exchange Property, in each case in form sufficient for recording and enforceability in the applicable jurisdiction, so that upon the proper recordation and effectiveness of the foregoing, such parties shall enjoy the same rights and benefits with respect to the Exchange Property as existed with respect to such substituted Leased Property. Lessor, Indenture Trustee and LC Issuer shall have received (a) an owner's and a mortgagee's policy of title insurance, as applicable, on the standard ALTA form formerly known as 1970 form (or if the 1970 form is not available in a particular jurisdiction, a more recent form which has been endorsed or had exclusions removed to achieve the equivalent) with respect to the

          Exchange Property (or a commitment therefor) with mechanics' lien coverage and containing no survey exception, insuring Lessor, Indenture Trustee and LC Issuer, respectively, against loss with respect to the Exchange Property and otherwise reasonably satisfactory to Lessor, Indenture Trustee and LC Issuer and (b) a survey of the Exchange Property, satisfactory in form and substance to Lessor, Indenture Trustee and LC Issuer, certified within 90 days prior to the date of substitution, by a surveyor licensed in the state in which the Exchange Property is located.

     (iv) Lessor, Indenture Trustee and LC Issuer shall have had the opportunity to conduct customary due diligence with regard to the Exchange Property and shall have received evidence satisfactory to each such Person that the Exchange Property complies with all zoning and other land use requirements and that all necessary permits and licenses have been issued with respect thereto.

     (v) All necessary approvals, authorizations and consents of all governmental bodies (including courts) having jurisdiction with respect to the transactions contemplated by this Article 38 shall have been obtained and all taxes (which, if permitted by law, may be paid in installments), fees and other charges payable in connection therewith shall have been paid.

     (vi) Lessor, LC Issuer and Indenture Trustee shall have received such other instruments and such certificates, including without limitation, an estoppel certificate from Lessee, evidence of the insurance required by this Lease, certificates as to representations and warranties, and opinions of counsel, each in form and substance reasonably satisfactory to Lessor, LC Issuer and Indenture Trustee in connection with the transactions contemplated by this Article 38 as Lessor, LC Issuer or Indenture Trustee may reasonably request. Where required, such instruments shall have been duly recorded by Lessee. Lessee shall pay all fees and expenses incurred in connection with the transaction contemplated by this Article 38, by any Person including, without limitation, Lessor, LC Issuer, Indenture Trustee, the Registered Owners, Beneficiary, including reasonable attorneys' fees and disbursements of such Persons.

     (c) If the Appraisal provided to Lessor, Indenture Trustee and LC Issuer pursuant to paragraph (b) (i) of this Article 38 shall show that the fair market value of the Exchange Property is less than the fair market value of the Leased Property for which such Exchange Property is to be substituted, then Lessee shall be required to pay to Lessor, as an adjustment to Basic Rent hereunder, the amount of such difference, plus an amount equal to the Reinvestment Premium calculated with respect to such difference (the Substitution Adjustment) and the
                                                -----------------------
Lease shall be modified as set forth in Article 16(c).

     (d) If all of the conditions set forth in this Article 38 have been satisfied, then, upon payment of the Substitution Adjustment, if applicable, and the conveyance of the Exchange Property to Lessor in accordance with the terms hereof, Lessor shall convey the affected Leased Property to Lessee in accordance with the provisions of Article 16 and the Lease shall terminate as to such affected Leased Property and shall be effective as to such Exchange Property.
If Lessee fails to complete such substitution on or before the date set forth in the Substitution Notice, or such later date as Lessor, Lessee, Indenture Trustee and LC Issuer shall mutually agree, such failure shall immediately constitute an Event of Default hereunder.

     39.  The Individual Trustee.  Subject to the provisions of the Trust
          ----------------------
Agreement and, with respect to the Leased Properties located in Virginia, all rights, duties, powers and obligations conferred or imposed on the Lessor under this Lease shall be conferred and imposed solely on, and exercised and performed solely by the Individual Trustee, and the Lessor for purposes of this Lease shall be the Individual Trustee.

                        [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, Lessor and Lessee hereto have each caused this Lease to be duly executed and delivered under seal in their respective names and behalf, as of the day and year first above written.

                                 LESSOR:

                                 FIRST SECURITY BANK, N.A.

                                 not individually but solely in its capacity as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998
Witnessed By:

By:  /s/ Carl J. Mathis          By:    /s/ C. Scott Nielsen
     -----------------------         --------------------------------------
   Name:  Carl J. Mathis             Name:  C. Scott Nielsen
                                     Title:  Vice President

By:  /s/ Larry C Montgomery
     -----------------------
   Name:  Larry C Montgomery


Witnessed By:

By:  /s/ Carl J. Mathis
     -----------------------
   Name:  Carl J. Mathis


By:  /s/ Larry C Montgomery
     -----------------------
   Name:  Larry C. Montgomery
                                             /s/ Val T. Orton
                                 ------------------------------------------
                                 Val. T. Orton, not individually but solely in his capacity as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998.

                                 LESSEE:

                                 CAPITAL ONE REALTY, INC.

Witnessed By:

By:       /s/                        By:   /s/ Stephen Linehan
   -------------------------            -----------------------------------
   Name:                                Name:  Stephen Linehan
                                        Title:  Manager of Corporate Finance
By:       /s/
   -------------------------
   Name:

                                  APPENDIX I
                                  ----------

                                  Definitions

     As used herein, and in the Operative Documents defined below (unless otherwise defined therein), the following terms have the meanings set forth below:

     Actual Knowledge by a non-natural Person, with respect to the occurrence or
     ----------------
non-occurrence of an event, means knowledge of such occurrence or non-occurrence by an officer of such Person in a position to have, or who is charged with having, such knowledge.

     Addition has the meaning set forth in paragraph (c) of Article 10 of the
     --------
Lease.

     Additional Rent has the meaning set forth in paragraph (b) of Article 3 of
     ---------------
the Lease.

     Adjustment Price has the meaning set forth in paragraph (a) of Article 30
     ----------------
of the Lease.

     Affiliate means, with respect to any Person, a Person who, directly or
     ---------
indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     Allocable Percentage means, with respect to any Leased Property, the amount
     --------------------
set forth with respect thereto on Schedule J annexed to the Lease, as recalculated from time to time in accordance with the provisions of the Lease.

     Applicable Officer means the Treasurer, any Assistant Treasurer or Chief
     ------------------
Financial Officer of Lessee or if Lessee no longer has an officer with such title, the chief executive officer or other officer performing the equivalent function.

     Appraiser means an appraiser conducting an Appraisal.
     ---------

     Appraisal means an appraisal performed by an MAI appraiser reasonably
     ---------
satisfactory to Lessor, the Indenture Trustee and LC Issuer using appraisal methodology reasonably satisfactory to Lessor.

     Appurtenant Rights has the meaning set forth in Granting Clause First of
     ------------------
the Indenture.

     Assignee has the meaning set forth in paragraph (b) of Article 20 of the
     --------
Lease.

     Assignment of Guaranty means that certain Assignment of Guaranty dated as
     ----------------------
of October 14, 1998 by Owner, as assignor, to Indenture Trustee, as assignee, and agreed and consented to by Guarantor, as the same may be amended or supplemented from time to time.

     Assignment of Lease means that certain Assignment of Lease dated as of
     -------------------
October 14, 1998 by Owner, as assignor, to Indenture Trustee, as assignee, and agreed and consented to by Lessee, as the same may be amended or supplemented from time to time.

     Bankruptcy Act means Title 11 of the United States Code or any other
     --------------
Federal or state bankruptcy, insolvency or similar law, now or hereafter in effect in the United States.

     Basic Rent has the meaning set forth in paragraph (a) of Article 3 of the
     ----------
Lease.

     Basic Term has the meaning set forth in paragraph (a) of Article 2 of the
     ----------
Lease.

     Basic Term Commencement Date has the meaning set forth in paragraph (a) of
     ----------------------------
Article 2 of the Lease; provided that with respect to an Exchange Property, Basic Term Commencement Date shall mean the date on which such Leased Property becomes subject to the Lease.

     Beneficial Interest means the entire beneficial interest in Lessor and the
     -------------------
Owner Trust Estate.

     Beneficiary means, collectively, the Secured Beneficiary and the Equity
     -----------
Beneficiary.

     BTM Comfort Letter means the letter of comfort regarding the LC Issuer
     ------------------
issued by Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as the same may be amended or supplemented from time to time.

     Business Day means (a) for the purposes of the definition of Reinvestment
     ------------
Premium only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and
(b) for any other purposes, any day other than a Saturday, Sunday or other day or which banks are required or authorized to be closed in New York, Massachusetts, Virginia, Florida or Connecticut.

     Capital One Operations Center means the Land Parcel located in Glen Allen,
     -----------------------------
Virginia, and identified as such on Schedule A annexed to the Lease.

     Closing Date means December ___, 1998.
     ------------

     Code means the Internal Revenue Code of 1986, as amended from time to time,
     ----
and the rules and regulations promulgated thereunder from time to time.

     Corporate Trust Office means 10 State House Square, Hartford, Connecticut
     ----------------------
06103, Attention: Corporate Trust Administration.

     Cost of the Property means, with respect to a Leased Property, the
     --------------------
Allocable Percentage with respect to such Leased Property multiplied by the Cost of the Properties.

     Cost of the Properties means $86,800,000, equal to the sum of (x) the cost
     ----------------------
of the acquisition of the Beneficial Interest and (y) the aggregate amounts of outstanding indebtedness encumbering the Leased Properties as of the Closing Date, all as determined in good faith by Lessee and set forth in an Officer's Certificate of Lessee accompanied by supporting documentation and materials satisfactory to Owner, as such indebtedness may be reduced pursuant to Articles 13, 16, 37 and 38 of the Lease, as applicable.

     Deed of Trust Trustee means Lawyers Title Realty Services, Inc., a Virginia
     ---------------------
corporation, together with its successors and permitted assigns.

     Default means any event or circumstance which with the passing of time or
     -------
giving of notice or both would constitute an Event of Default under the applicable Operative Document.

     Depositary has the meaning set forth in paragraph (b) of Article 12 of the
     ----------
Lease.

     Dispute Notice has the meaning set forth in Article 12(b)(ii) of the Lease.
     --------------

     Engineer has the meaning set forth in Article 12(b)(ii) of the Lease.
     --------

     Environmental Laws means and includes but shall not be limited to the
     ------------------
Resource Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), as amended
                                                           -------
by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S) 9601 et
                                                                           --
seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986,
---
the Hazardous Materials Transportation Act (49 U.S.C. (S) 1801 et seq.), the
                                                               ------
Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), Clean Air Act (42
                                                 ------
U.S.C. (S) 7401 et seq.), the Clean Water Act (33 U.S.C. (S) 1251 et seq.) the
                ------                                            ------
Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S) 136 et seq.),
                                                                     ------
the Occupational Safety and Health Act (29 U.S.C. (S) 651 et seq.) and all
                                                          ------
applicable federal, state and local environmental laws, including obligations under the common law, ordinances, rules, regulations, permits, approvals, orders, decrees, consent orders, private agreements (such as covenants, conditions and restrictions) and publications, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted, and any other federal, state or local laws, including obligations under the common law, ordinances, rules, regulations, private agreements (such as covenants, conditions and restrictions) and publications, now or hereafter existing relating to regulation or control of Hazardous Substances or environmental health and safety.

     Equity Beneficiary means JH Equity Realty Investors, Inc., a Delaware
     ------------------
corporation, together with its successors and permitted assigns.

     Equity Investment means as of any date the equity investment in Owner in
     -----------------
the amount of $3,038,000 made by Beneficiary, together with all accrued and unpaid Equity Return thereon.

     Equity Return means a return on the amount of the Equity Investment
     -------------
outstanding from time to time equivalent to interest thereon at the rate of 7.08% per annum, compounded monthly.

     ERISA means the Employee Retirement Income Security Act of 1974, as
     -----
amended.

     ERISA Affiliate means, with respect to the Indenture and the Note Agreement
     ---------------
(a) a corporation which is a member of a controlled group of corporations with Owner within the meaning of Section 414(b) of the Code, (b) a trade or business (including a sole proprietorship, partnership, trust, estate or corporation) which is under common control with Owner, within the meaning of Section 414(c) of the Code, (c) a member of an affiliated service group with Owner, within the meaning of Section 414(m) of the Code, or (d) an entity described in Section 414(o) of the Code.

     Event of Default has the meaning set forth in the applicable Operative
     ----------------
Document.

     Exchange Property has the meaning set forth in Article 38(a) of the Lease.
     -----------------

     Excluded Payments means (i) indemnity payments paid or payable by Lessee to
     -----------------
or in respect of the Owner, its Affiliates, successors and permitted assigns and its directors, officers, employees, servants and agents pursuant to the Lease or any corresponding payment under any other Operative Document, (ii) proceeds of public liability insurance paid or payable as a result of insurance claims made, or losses suffered, by the Owner that are payable directly to the Owner for its own account, (iii) any interest that pursuant to the Operative Documents may from time to time accrue in respect of any of the amounts described in clauses
(i) and (ii) above, (iv) any right to enforce the payment of any amount described in clauses (i) through (iii) above, and (v) any right to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to give or receive any notice, consent, waiver or approval, or to take any other action in respect of, but in each case, only to the extent relating to, any Excluded Payments.

     Excluded Taxes has the meaning set forth in paragraph (a) of Article 6 of
     --------------
the Lease.

     Fee Simple Land Parcels means each of (i) Capital One Operations Center and
     -----------------------
(ii) Knolls Office Building.

     Force Majeure means any strike, lockout, or other event or circumstance
     -------------
completely outside of Lessee's or Guarantor's reasonable control, but excluding any such event or circumstance which has exceeded 180 days on a cumulative basis and any condemnation or damage or destruction by fire or other casualty.

     FSB means First Security Bank, N.A., a national banking association,
     ---
together with its successors and assigns.

     GAAP or generally accepted accounting principles means, as of the date of
     ----    ----------------------------------------
any determination with respect thereto, generally accepted accounting principles in effect from time to time in the United States.

     Ground Lease means (a) with respect to Knolls Two Phase Three, that certain
     ------------
Ground Lease dated as of June 21, 1996, as amended by that certain Memorandum of Ground Lease, dated as of June 21, 1996, by and between Owner, as ground lessee, and the applicable Ground Lessor, as ground lessor, (b) with respect to Renaissance Business Park Phase I, that certain Ground Lease dated as of November 12, 1996, as amended by an Amended and Restated Short Form Lease and Ground Lease and Grant of Easement Agreement, and Amendment of Ground Lease, dated as of February 11, 1998, by and between Owner , as ground lessee, and the applicable Ground Lessor, as ground lessor, and (c) with respect to Renaissance Business Park Phase II, that certain Ground Lease dated as of February 11, 1998 by and between Owner, as ground lessee, and the applicable Ground Lessor, as ground lessor, as each of the same has been amended by the Ground Lease Amendment, as applicable, and each as amended or supplemented from time to time.

     Ground Lease Amendment(s) means collectively (i) Amendment to Lease and
     -------------------------
Landlord's Consent Agreement to Ground Lease, dated as of October 14, 1998, between the Ground Lessor referenced in clause (a) in the definition thereof, and Owner, together with any memorandum thereof, (ii) Amendment to Lease and Landlord's Consent Agreement to Ground Lease, dated as of October 14, 1998, between the Ground Lessor referenced in clause (b) in the definition thereof, and Owner, together with any short form thereof, and (iii) Amendment to Lease and Landlord's Consent Agreement to Ground Lease, dated as of October 14, 1998, between the Ground Lessor referenced in clause (c) in the definition thereof and Owner, together with any short form thereof.

     Ground Leasehold Land Parcels means each of (i) Knolls Two Phase Three,
     -----------------------------
(ii) Renaissance Business Park Phase I and (iii) Renaissance Business Park Phase II.

     Ground Lessor means (a) with respect to Knolls Two Phase Three, Capital One
     -------------
Bank, a Virginia banking corporation, (b) with respect to Renaissance Business Park Phase I, Capital One Services, Inc., a Delaware corporation, and (c) with respect to Renaissance Business Park Phase

II, Capital One Services, Inc., a Delaware corporation, and the successors and assigns of each as ground lessor under any Ground Lease.

     Guarantor means Capital One Bank, a Virginia banking corporation.
     ---------

     Guaranty means that certain Guaranty dated as of October 14, 1998 by
     --------
Guarantor for the benefit of Lessor and the other obligees referred to therein and Lessor's and such obligees' successors and assigns, pursuant to which Guarantor has unconditionally guaranteed the obligations of Lessee under the Lease, as may be amended, supplemented or modified from time to time.

     Hazardous Substances means (i) those substances included within the
     --------------------
definitions of or identified as "hazardous substances", "hazardous materials", or "toxic substances" in or pursuant to, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. (S) 9601 et seq.) (CERCLA), as amended by Superfund Amendments and Reauthorization
     ------
Act of 1986 (Pub. L. 99-499, 100 Stat. 1613) (SARA), the Resource Conservation and Recovery Act of 1976 (42 U.S.C., (S) 6901 et seq.) (RCRA), the Occupational
                                              ------
Safety and Health Act of 1970 (29 U.S.C. (S) 651 et seq.) (OSHA), and the
                                                 ------
Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801 et seq., and in the
                                                           ------
regulations promulgated pursuant to said laws, all as amended; (ii) those substances listed in the United States Department of Transportation Table (40 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (iii) any material, waste or substance which is or contains
(A) petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel or any mixture thereof, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as "hazardous substance" pursuant to
Section 311 of the Clean Water Act, 33 U.S.C. (S) 1251 et seq., (33 U.S.C. (S)
                                                       ------
1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. (S)
1317); (E) flammable explosives; (F) radioactive materials; and (iv) such other substances, materials and wastes which are or become regulated as hazardous, toxic or "special wastes" under applicable local, state or federal law, or the United States government, or which are classified as hazardous, toxic or as "special wastes" under federal, state or local laws or regulations, including any Environmental Laws.

     Identified Plan has the meaning set forth in Section 8.2 of the Note
     ---------------
Agreement.

     Improvements has the meaning set forth in Granting Clause First of the
     ------------
Indenture.

     Indemnified Party means any of Lessor, FSB, LC Issuer, the Indenture
     -----------------
Trustee, each Registered Owner, any Assignee, each Beneficiary, Placement Agent, and their respective successors and assigns, and each and all of such Person's shareholders, officers, directors, employees, attorneys and agents, and any holder of any beneficial interest in any of the foregoing.

     Indenture means that certain Indenture, Fee and Leasehold Deed of Trust,
     ---------
Mortgage, Security Agreement and Fixture Filing dated as of October 14, 1998 from Owner to Indenture Trustee, as amended or supplemented from time to time.

     Indenture Trust Estate has the meaning set forth in the preamble to the
     ----------------------
Granting Clauses of the Indenture.

     Indenture Trustee means First Union National Bank,  a national banking
     -----------------
association, in its capacity as indenture trustee under the Indenture, together with its successors and assigns.

     Individual Trustee means Val T. Orton, not individually but solely as owner
     ------------------
trustee under the Trust Agreement, together with his successors and assigns.

     Installment Payment means each regularly scheduled payment of interest and
     -------------------
principal, if any, on the Notes as defined in the Notes.

     Installment Payment Dates has the meaning set forth in paragraph (a) of
     -------------------------
Article 3 of the Lease.

     Institutional Investor means (i) a bank or other lending institution or
     ----------------------
insurance company with a combined capital and surplus of at least $75,000,000,
(ii) an insurance company with total assets of at least $100,000,000, (iii) an Affiliate or subsidiary of any such bank, lending institution or insurance company, (iv) any other financial institution organized under the laws of the United States or any state thereof or Canada or any province thereof with a net worth of at least $50,000,000, or (v) a public or private pension plan or institutionally-managed fund having gross assets of at least $300,000,000.

     Knolls Office Building means the Land Parcel located in Glen Allen,
     ----------------------
Virginia, and identified as such on Schedule A annexed to the Lease.

     Knolls Two Phase Three means the Land Parcel located in Glen Allen,
     ----------------------
Virginia, and identified as such on Schedule A annexed to the Lease.

     Land Parcel means each of the parcels of land described on Schedule A to
     -----------
the Indenture including, without limitation, each of the Ground Leasehold Land Parcels.

     LC Cost means the amount of costs and expenses incurred by Owner in
     -------
connection with its furnishing of the Letter of Credit.

     LC Deed of Trust means that certain Fee and Leasehold Deed of Trust,
     ----------------
Mortgage, Security Agreement and Fixture Filing dated as of October 14, 1998 from the Owner to the Beneficiary, as amended or supplemented from time to time.

     LC Issuer means BTM Capital Corporation, a Delaware corporation, together
     ---------
with its successors and permitted assigns.

     Lease means that certain Amended and Restated Lease Agreement dated as of
     -----
October 14, 1998 by and between Lessor and Lessee, as may be amended, supplemented or modified from time to time.

     Leased Property(ies) has the meaning set forth in Article 1 of the Lease.
     --------------------

     Legal Requirements means, with respect to any Leased Property or any
     ------------------
Person, all laws, rules, orders, ordinances, regulations and requirements now existing or hereafter enacted or promulgated, of every government and municipality having jurisdiction over such Leased Property (or any portion thereof) or such Person, or the improvements thereon, or the facilities or equipment thereon or therein, or the streets, sidewalks, vaults, vault spaces, curbs and gutters adjoining the Leased Property, or the appurtenances to the Leased Property, or the franchises and privileges connected therewith and including, without limitation, Environmental Laws.

     Lessee means Capital One Realty, Inc., a Delaware corporation, and its
     ------
successors and assigns expressly permitted under the Lease.

     Lessee's Loss has the meaning set forth in paragraph (a) of Article 12 of
     -------------
the Lease.

     Lessor means Owner, in its capacity as lessor under the Lease, and its
     ------
successors and assigns.

     Lessor Lien means any lien on or with respect to any Leased Property which
     -----------
is not permitted by the terms of the Lease and which results from (i) nonpayment by Lessor or any member, partner, shareholder or beneficiary of Lessor or any affiliate of any of the foregoing (the Lessor Parties), of any tax, assessment
                                       --------------
or like charge imposed on any Lessor Party, other than any tax, assessment or like charge the payment of which is Lessee's obligation under the Lease; (ii) claims against or acts and omissions of any Lessor Party arising out of events or conditions that are not related to the transactions contemplated by the terms of the Lease or are in violation of any of the obligations of the Lessor under any of the terms of the Lease; (iii) claims against any Lessor Party arising out of any transfer (whether voluntary or involuntary) by such Lessor Party of any portion of its interest in any Leased Property or its rights under the Lease that is neither permitted under the Lease nor consented to in writing by the Lessee; or (iv) any other act of, claim against or lien created by any Lessor Party, or any Person claiming by, through or under any Lessor Party, that is neither permitted under the terms of the Lease nor consented to in writing by the Lessee.

     Lessor Parties has the meaning specified in the definition of Lessor Lien.
     --------------

     Letter of Credit means the means that certain irrevocable standby letter of
     ----------------
credit dated the Closing Date and issued by LC Issuer for the account of Indenture Trustee, and all amendments and supplements thereto and replacements therefor.

     Limited Lessee Risk Conditions means, collectively, the following:  (i)
     ------------------------------
less than substantially all of the Leased Properties shall be condemned, damaged, destroyed or taken; (ii) no Default or Event of Default shall have occurred and be continuing under the Lease; (iii) Lessee has not exercised its purchase option under paragraph (a) of Article 28 of the Lease; (iv) either (x) a sale to a third party of the Leased Properties has been consummated and Lessor has received, in immediately available funds, on the Term Termination Date, the Net Proceeds of sale of the Leased Properties plus payment of any Additional Rent then due and owing under the Lease with respect to the Leased Properties, or (y) a sale to a third party of the Leased Properties has not been so consummated on the Term Termination Date thereof and the Lessee has vacated the Leased Properties and surrendered and returned the Leased Properties to Lessor in the condition required by Article 26 of the Lease, and Lessor has received, in immediately available funds on the Term Termination Date, payment of any Additional Rent then due and owing under the Lease with respect to the Leased Properties; (v) the Lease has not been terminated prior to the Termination Date;
(vi) no amendment, modification, supplement, consent, waiver, approval, settlement, extension, compromise or accommodation of the Lease shall have been entered into or given without the prior written consent of LC Issuer; (vii) each and every Leased Property is, or upon payment of the Maximum Lessee Risk Amount will be, free and clear of all liens and encumbrances except for the lien of the LC Deed of Trust, taxes and liens for the current year which are not yet due and payable and Permitted Encumbrances described in (a), (c), (g), (h) and (i) of the definition thereof, and any liens for taxes, assessments and other governmental charges which are not then due and payable and which are not allocable to the period before the date of termination or expiration of this Lease with respect to the applicable Leased Property; (viii) each and every Leased Property will be legally subdivided from all other land parcels which such Leased Property may have been a part and, other than that portion of the Leased Properties known as Renaissance Business Park Phase I and Renaissance Business Park Phase II which constitutes the Parking Garage Property, as defined in the Parking Easement Agreement, legally subdivided from each other; and (ix) Lessee's surrender, return and vacation of any Leased Property at the end of the then current Term will not result in a breach or default of any term or condition of any Ground Lease applicable thereto.

     Maturity Date means December ___, 2005.
     -------------

     Maximum Lease Term means the maximum Term of the Lease commencing on the
     ------------------
Basic Term Commencement Date and ending on the last day of the second Renewal Term, after each renewal option is exercised.

     Maximum Lessee Risk Amount means, as of any date, subject to the provisions
     --------------------------
of Article 30(a) of the Lease, an amount calculated as set forth in Schedule F to the Lease for such date provided however, in the event that Lessee is required to pay all or any portion of the Reinvestment Premium pursuant to the terms of the Lease, the Maximum Lessee Risk Amount shall be reduced by the amount of the Reinvestment Premium paid by Lessee provided, however, if such Reinvestment Premium is paid as a result of Lessee failing to renew the Term of the Lease and electing not to purchase the Leased Properties pursuant to Article 28 of the Lease then such reduction shall be limited to (x) $3,141,933.36 if such payment is made with respect to the last day of the Basic Term or (y) $1,454,425.64 if such payment is made with respect to the last day of the first Renewal Term.

     Maximum Lessor Risk Amount means, subject to the provisions of Article
     --------------------------
30(b) of the Lease, an amount calculated as set forth in Schedule F to the Lease for each relevant period provided, however, in the event of any reduction in the Maximum Lessee Risk Amount pursuant to the proviso contained within the definition thereof, then the Maximum Lessor Risk Amount shall be simultaneously increased by an amount equal to such reduction.

     Memorandum of Lease means that certain Memorandum of Lease with respect to
     -------------------
the Leased Properties located in Florida and that certain Virginia Lease Supplement, Memorandum of Amended and Restated Lease Agreement and Remedies with respect to those Leased Properties located in Virginia, each dated as of the Closing Date and executed by Lessor and Lessee pursuant to the provisions of
Article 34 of the Lease.

     Moody's has the meaning set forth in Article 12 of the Lease.
     -------

     Mortgaged Property(ies) means Owner's interests in the Land Parcels and the
     -----------------------
Improvements together with the Appurtenant Rights.

     Net Award means the entire award, compensation, insurance proceeds or other
     ---------
payment, if any, on account of any condemnation, taking or casualty affecting any Leased Property or any portion thereof, less any expenses reasonably incurred by the payee thereof in collecting such award, compensation, insurance proceeds or other payment and not already paid (or reimbursed to such payee) by Lessee pursuant to the last sentence of paragraph (a) of Article 12 of the Lease, plus, in the case of any award with respect to a condemnation or taking, any investment income earned with respect to the foregoing amounts.

     Net Proceeds means, upon the sale of any Leased Property to a third party,
     ------------
the net amount of the proceeds of such sale, after deducting from the gross proceeds of such sale (i) all sales taxes and other taxes (excluding any Excluded Taxes), (ii) all fees, costs and expenses of such sale incurred by Lessor or by Lessee, as Lessor's agent, unless separately paid or reimbursed by Lessee, and (iii) any other amounts for which, if not paid, Lessor would be liable or which, if not paid, would constitute a lien on such Leased Property.

     Note Agreement or Note Purchase Agreement means that certain Note Purchase
     --------------    -----------------------
Agreement dated as of October 14, 1998 by and among Owner and the several purchasers of the Notes identified therein, as the same may be amended or supplemented from time to time.

     Note Interest Rate means 6.86% per annum.
     ------------------

     Note Purchaser means each of the Persons identified as such in the Note
     --------------
Purchase Agreement.

     Notes has the meaning set forth in Section 1.1(a) of the Note Agreement.
     -----

     Officer's Certificate means a certificate executed and delivered by an
     ---------------------
Applicable Officer of Lessee, or such other officer of Lessee as is in a position to know the substance of the matters contained in such certificate.

     Operative Documents means the Lease, the Guaranty, the Ground Leases, the
     -------------------
Indenture, the Assignment of Lease, the Assignment of Guaranty, the Note Purchase Agreement, the Notes, the Trust Agreement, the Sale and Assignment Agreement (BI Interests), the Letter of Credit, the LC Deed of Trust, the Reimbursement Agreement, the Parking Easement Agreement and any other agreements or instruments entered into in connection with any of the above.

     Outstanding, with reference to the Notes, means, as of any particular time,
     -----------
all Notes authenticated and delivered by the Indenture Trustee pursuant to the Indenture, except: (a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation pursuant to the Indenture;
(b) Notes for the payment or prepayment of which moneys in the necessary amount shall have been deposited in trust with the Indenture Trustee, provided that if such Notes are to be prepaid, notice of such prepayment shall have been given as provided in the Indenture; and (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to Section 2.7 of the Indenture; provided that solely for purposes of determining whether Registered Owners of the requisite percentage of Outstanding Notes have approved or consented to, or have directed the taking of any action provided in the Indenture or any other Operative Document to be taken upon the direction of Registered Owners holding a specified percentage of Notes then Outstanding, Notes registered in the name of Owner or Lessee, or any beneficiary, nominee or Affiliate of any thereof shall be deemed not to be Outstanding.

     Overdue Rate means (x) with respect to any payment on, or any portion of
     ------------
any payment (including Rent) to be applied to, the Notes, an annual rate of 8.86% and (y) with respect to any payment on, or any portion of any payment (including Rent) to be applied to, the Equity Return, an annual rate of 9.08% but in either case, not greater than the maximum rate permitted by applicable law.

     Owner means First Security Bank, N.A., a national banking association, and
     -----
Val T. Orton not in their individual capacities but solely in their capacities as owner trustee under the Trust Agreement, the trust thereunder being referred to as the COB Real Estate Trust 1995-1.

     Owner Trust Estate means all present and future assets and property held by
     ------------------
Owner pursuant to the Trust Agreement, including all interest of Owner in the Land Parcels, the Ground Leases, the Improvements, the Lease, the Guaranty and any other Operative Documents; amounts payable under the Lease including, without limitation, Basic Rent, Additional Rent, Termination Values, the Purchase Price, the Maximum Lessee Risk Amount, the Equity Investment, the Equity Return, Net Proceeds, Net Awards and the Reinvestment Premium; amounts payable to Owner under the Guaranty, insurance policies and proceeds, indemnities and other payments of any kind payable at any time to Owner for or with respect to the foregoing (except for Excluded Payments payable to FSB or to any Beneficiary pursuant to the Lease or any Operative Documents), all payments or proceeds Owner is entitled to receive after the termination of the Lease as a result of a sale or other disposition of any of the Leased Properties or any portions thereof, and all income and proceeds received from time to time by Owner in respect of the foregoing and not theretofore distributed, as further described in Section 5 of the Trust Agreement.

     Parking Easement Agreement means the Parking Garage Ownership, Easement and
     --------------------------
Management Agreement, dated as of October 14, 1998, among Owner, Capital One Services, Inc., a Delaware corporation, First Security Bank, N.A., not individually but solely in its capacity as owner trustee of the Capital One Realty Trust 1998-1, and Lessee, as the same may be amended or supplemented from time to time.

     Permitted Encumbrances means, with respect to any Leased Property:  (a)
     ----------------------
rights reserved to or vested in any municipality or public authority to condemn, appropriate, recapture or designate a purchaser of such Leased Property; (b) any liens thereon for taxes, assessments and other governmental charges and any liens of mechanics, materialmen and laborers for work or services performed or material furnished in connection with such Leased Property, which are not due and payable, or the amount or validity of which are being contested as permitted by Article 6 of the Lease; (c) easements, rights-of-way, servitudes, zoning laws, use regulations, and other similar reservations, rights and restrictions and other minor defects and irregularities in the title to such Leased Property existing on the applicable Basic Term Commencement Date or granted in accordance with the provisions of Article 34 of the Lease; (d) any mortgage or mortgages granted by Lessor to secure the Notes including the Indenture, together with any UCC-1 Financing Statements related to such Indenture; (e) any assignment of the Lease by Lessor for collateral purposes including the Assignment of Lease; (f) the Lease; (g) with respect to Knolls Two Phase Three, Renaissance Business Park Phase I, and Renaissance Business Park Phase II, the Ground

Lease applicable thereto; (h) all other matters affecting title existing on the date of the Lease as set forth in Schedule G to the Lease; and (i) any mortgage or mortgages granted by Lessor to secure the Letter of Credit including without limitation, the LC Deed of Trust, together with any UCC-1 Financing Statements related to such mortgage or mortgages, such mortgage and financing statement to be subordinate to the mortgage described in clause (d) so long as such mortgage is effective.

     Person means any individual, corporation, partnership, joint venture,
     ------
association, joint stock company, trust, estate, trustee of a trust, unincorporated organization or government (or any agency or political subdivision thereof) or any other entity, whether acting in an individual, fiduciary or other capacity.

     Placement Agent means BTM Financial Services, Inc., a Delaware corporation.
     ---------------

     Plan or (as the context may require) plan means an "employee benefit plan"
     ----                                 ----
(as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by Owner of any ERISA Affiliate or with respect to which Owner or any ERISA Affiliate may have any liability.

     Property means any interest in any kind of property or asset, whether real,
     --------
personal or mixed, or tangible or intangible.

     Protected Parties has the meaning set forth in Section 9.1 of the Note
     -----------------
Agreement.

     Purchase Notice has the meaning set forth in Article 37(a) of the Lease.
     ---------------

     Purchase Price has the meaning set forth in Schedule E attached to the
     --------------
Lease.

     Recordable Documents has the meaning set forth in Section 3.3 of the
     --------------------
Indenture.

     Register means the note register on which the ownership of the Notes is
     --------
recorded pursuant to Section 2.4 of the Indenture.

     Registered Owner means the person in whose name the ownership of a Note is
     ----------------
recorded in the Register.

     Reimbursement Agreement means the Reimbursement and Remarketing Agreement,
     -----------------------
dated as of October 14, 1998, between the LC Issuer and Owner, as amended, modified and supplemented from time to time.

     Reinvestment Premium means, as of any date, the amount (but not less than
     --------------------
zero) equal to the excess, if any, of (i) the sum of the Present Values (as hereinafter defined) of (a) the Termination Value (assuming the Termination Value is payable on the last day of the Maximum Lease Term), and (b) the amount of Basic Rent that would have been payable on each Installment Payment Date from and after the date of determination (assuming all payments of Basic Rent are made when due), over (ii) the Termination Value as of the date of determination. The Present Value shall be determined by discounting in accordance with
    -------------
generally accepted financial practice on a monthly basis at a discount rate equal to the sum of the applicable Treasury Yield plus 0.50% (which is then adjusted to monthly equivalent). The Treasury Yield for such purpose shall be
                                      --------------
determined as of 10:00 A.M. New York City time on the first Business Day before the date of determination by reference to the yields of those actively traded "On the Run" United States Treasury securities having a maturity equal to the remaining balance of the Maximum Lease Term, as shown on the display designated on "Page 500" on the Bridge Telerate Service (or such other display as may replace Page 500 on the Bridge Telerate Service) or any other reputable online source of such market data; provided that if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Yield shall be determined by reference to the yields reported, for the latest day for which such yields have been so reported as of the first Business Day before the date of determination, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded United States Treasury securities having a maturity equal to the remaining balance of the Maximum Lease Term, and provided further that if the remaining balance of the Maximum Lease Term is not equal to the maturity of the actively traded "On the Run" United States Treasury security, such yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the yields of actively traded "On the Run" United States Treasury securities having a maturity closest to such remaining balance of the Maximum Lease Term. The Reinvestment Premium shall be determined by Lessor and shall be binding on Lessee absent manifest error.

     Release of Mortgage means collectively the Deeds of Release and
     -------------------
Satisfactions of Mortgages, Assignment of Lease and Rents and Security Agreement, executed by NationsBank, N.A., a national banking association as Administrative Agent on behalf of the construction lenders and the holders of ownership certificates, as defined therein.

     Remarketing Period has the meaning set forth in paragraph (b) of Article 28
     ------------------
of the Lease.

     Renaissance Business Park Phase I means the Land Parcel located in Tampa,
     ---------------------------------
Florida, and identified as such on Schedule A annexed to the Lease.

     Renaissance Business Park Phase II means the Land Parcel located in Tampa,
     ----------------------------------
Florida, and identified as such on Schedule A annexed to the Lease.

     Replaced Property has the meaning set forth in Section 4.5 of the
     -----------------
Indenture.

     Renewal Term has the meaning set forth in paragraph (b) of Article 2 of the
     ------------
Lease.

     Rent means collectively Additional Rent and Basic Rent.
     ----

     Responsible Officer means, with respect to any non-natural Person and a
     -------------------
particular subject matter, only such Persons as have actual responsibility for the administration of such particular subject matter.

     Sale and Assignment Agreement (BI Interests) means that certain Purchase,
     --------------------------------------------
Assignment and Assumption Agreement, dated as of October 14, 1998, by and among NationsBank, N.A., as Administrative Agent, and the other sellers named therein, collectively as seller of the Beneficial Interest, and Beneficiary, as the purchasers of the Beneficial Interest.

     Secured Beneficiary means BTM Capital Corporation, a Delaware corporation,
     -------------------
and its successors and assigns as holders of its portion of the Beneficial Interest.

     Series means each series of Notes as set forth on Exhibit C to the
     ------
Indenture, as such number of Series may be reduced from time to time upon the prepayment in full of all Notes of a particular Series in accordance with the Indenture.

     S&P has the meaning set forth in Article 12 of the Lease.
     ---

     Substitution Adjustment has the meaning set forth in Article 38 of the
     -----------------------
Lease.

     Substitution Notice has the meaning set forth in Article 38(a) of the
     -------------------
Lease.

     Tangible Net Worth has the meaning set forth in Section 5.4 of the
     ------------------
Guaranty.

     Taxes has the meaning set forth in Section 1.1(b) of the Note Agreement.
     -----

     Term of the Lease or Term means the Basic Term and any Renewal Term or
     -------------------------
Terms which may be effected pursuant to Article 2 of the Lease, except as may be terminated prior to expiration thereof pursuant to the terms of the Lease.

     Term Termination Date means the last day of the Basic Term or a Renewal
     ---------------------
Term, as applicable.

     Termination Date has the meaning set forth in paragraph (c) of Article 12
     ----------------
of the Lease.

     Termination Notice has the meaning set forth in paragraph (b) of Article 2
     ------------------
of the Lease.

     Termination Value has the meaning set forth in Schedule C annexed to the
     -----------------
Lease.

     Trade Fixtures has the meaning set forth in paragraph (a) of Article 11 of
     --------------
the Lease.

     Transferee has the meaning set forth in Section 2.7 of the Indenture.
     ----------

     Trust Agreement means that certain Amended and Restated Trust Agreement
     ---------------
dated as of October 14, 1998 by and between FSB and Beneficiary as the same may be amended or supplemented from time to time.

     Trustee means First Security Bank, N.A., a national banking association,
     -------
not in its individual capacity but solely as owner trustee under the Trust Agreement, together with its successors and assigns.

     Unit of Notes has the meaning set forth in Section 1.1 of the Note
     -------------
Agreement.

     UCC means the Uniform Commercial Code enacted and in effect in the State of
     ---
the Mortgaged Property to which it relates.

                                  SCHEDULE A
                                  ----------

                                 Land Parcels
                                 ------------

Capital One Operations Center
-----------------------------

(Legal description to be attached)

Knolls Office Building
----------------------

(Legal description to be attached)

Knolls Two Phase Three
----------------------

(Legal description to be attached)

Renaissance Business Park Phase I
---------------------------------

(Legal description to be attached)

Renaissance Business Park Phase II
----------------------------------

(Legal description to be attached)

                                  SCHEDULE B

                                  Basic Rent
                                  ----------

(1)  Scheduled Payments.  Basic Rent shall be payable in arrears in monthly
     ------------------
     installments on the same day of each calendar month on which the Basic Term Commencement Date occurs, such installments to be in an amount equal to the product of (i) the Cost of the Properties and (ii) 0.57231%.

(2)  General.  Anything herein or in any Operative Document to the contrary
     -------
     notwithstanding, on each Installment Payment Date, Lessee shall pay as Basic Rent, without duplication with regard to clause (1) above, that amount which, under the circumstances and in all events, is at least sufficient to pay in full, as of such Installment Payment Date, (a) the aggregate accrued and unpaid interest on the Notes and in the case of the Equity Investment, the accrued and unpaid Equity Return, and (b) rent or any other payments of whatever character which are then due and owing under any of the Ground Leases, in all cases net to the Persons entitled thereto.

                                  SCHEDULE C

                               Termination Value
                               -----------------


The Termination Value on any Termination Date shall be an amount equal to (i) the Cost of the Properties in effect as of such Termination Date (or, if calculated with respect to fewer than all of the Leased Properties, the product of (x) the Allocable Percentage of the related Leased Property or Properties and
(y) the Cost of the Properties in effect as of such Termination Date) plus (ii) all accrued and unpaid Basic Rent and Additional Rent hereunder (without reduction for Allocable Percentage if paid with respect to fewer than all of the Leased Properties).

                                  SCHEDULE D

                             Environmental Matters
                             ---------------------

                           No exceptions applicable.

                                  SCHEDULE E

                                Purchase Price
                                --------------

     The Purchase Price as of any Term Termination Date shall be an amount equal to the sum of (i) the Cost of the Properties in effect as of such Term Termination Date, plus (ii) all accrued and unpaid Basic Rent and Additional Rent payable hereunder, plus (iii) all applicable sales, excise and other taxes imposed as a result of the sale of the Leased Properties, other than Excluded Taxes and without duplication of the payment of Additional Rent under clause
(ii) above, plus (iv) for any Term Termination Date before the end of the Maximum Lease Term, the Reinvestment Premium.

                                  SCHEDULE F

                           Maximum Lessor and Lessee
                                 Risk Amounts
                                 ------------


     The Maximum Lessor Risk Amount shall be equal to the Cost of the Properties times the percentages set forth below opposite the related Term Termination Date plus any increase thereto which may be applicable pursuant to the definition of Maximum Lessor Risk Amount as set forth in Appendix I.

     The Maximum Lessee Risk Amount shall be equal to the Cost of the Properties times the percentages set forth below opposite the related Term Termination Date less any reduction thereto which may be applicable pursuant to the definition of Maximum Lessee Risk Amount as set forth in Appendix I.



End of Year*       Maximum Lessee Risk Amount**     Maximum Lessor Risk Amount**
------------       --------------------------       --------------------------
5                  84.071820%                       15.928180%

6                  89.686611                        10.313389

7                  89.686611                        10.313389

*Years after the Basic Term Commencement Date (determined on anniversary of Basic Term Commencement Date).

**Expressed as a percentage of the Cost of the Properties.

                                  SCHEDULE G

                            Permitted Encumbrances
                            ----------------------


Capital One Operations Center
-----------------------------

Those matters set forth on Schedule B to (Name of title company) Title Insurance Company ALTA Owner's Policy No.(number).

Knolls Office Building
----------------------

Those matters set forth on Schedule B to (Name of title company) Title Insurance Company ALTA Owner's Policy No.(number).

Knolls Two Phase Three
----------------------

Those matters set forth on Schedule B to (Name of title company) Title Insurance Company ALTA Owner's Policy No.(number).

Renaissance Business Park Phase I
---------------------------------

Those matters set forth on Schedule B to (Name of title company) Title Insurance Company ALTA Owner's Policy No.(number).

Renaissance Business Park Phase II
----------------------------------

Those matters set forth on Schedule B to (Name of title company) Title Insurance Company ALTA Owner's Policy No.(number).

                                  SCHEDULE H

                         [Form of Supplement to Lease]
                         -----------------------------

     This is a _________ Supplement to Amended and Restated Lease Agreement, dated as of ________, 199_ (this "Supplement") to that certain Amended and Restated Lease Agreement, dated as of October 14, 1998 (as amended, modified or supplemented to date, except by this Supplement, the "Original Lease" and the Original Lease, as amended by this Supplement, the "Lease"), between First Security Bank, N.A. and Val T. Orton, not individually but solely as owner trustee, as lessor, and CAPITAL ONE REALTY, INC., as lessee Capitalized terms used but not defined herein shall have the meanings assigned in the Lease. This Supplement is being executed and delivered on and in connection with a Lease Closing Date.

     NOW, THEREFORE, intending to be legally bound, the parties to the Lease hereby agree as follows:

     1. Schedules A, B, C, D, E, G, and J to the Original Lease are hereby deleted and replaced by their respective counterparts as attached hereto.

     2. Except for those provisions specifically amended hereby, the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed under seal as of the day and year first above written.

                              LESSOR:

                              FIRST SECURITY BANK, N.A., not individually but solely as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998,


                              By:___________________________
                              Name:
                              Title:

                              ________________________________
                              Val T. Orton, not individually but solely in his capacity as owner trustee under that certain Amended and Restated Trust Agreement dated as of October 14, 1998

                              LESSEE:

                              CAPITAL ONE REALTY, INC.

                              By:____________________________
                               Name: Stephen Linehan
                               Title: Manager of Corporate Finance

                                  SCHEDULE I

                      Form of Certificate as to Insurance
                      -----------------------------------

     The undersigned hereby certifies pursuant to Article 13 of that certain Amended and Restated Lease Agreement dated as of October 14, 1998 (the "Lease") between First Security Bank, N.A. and Val T. Orton, not individually but solely as Owner Trustee,, as lessor, and Capital One Realty, Inc., as lessee ("Lessee"), as follows:

     1. The undersigned is a ______________________ of Lessee. I am familiar with the risk management guidelines and policies for Lessee, and as such I am familiar with the insurance provided with respect to the Leased Properties (as defined in the Lease).

     2. In connection with this Certificate, the undersigned has reviewed the provisions of the Lease.

     3. The insurance policies described in the attached Certificates of Insurance are in full force and effect on the date hereof and satisfy all the requirements of paragraphs (a), (b), (c), (d), (e) and (f) Article 13 of the Lease.

     4. Attached hereto are true and correct copies of Certificates of Insurance evidencing the above-described insurance policies currently in effect.


                                    ________________________________
                                    Name:
                                    Title:

                                  SCHEDULE J

                             Allocable Percentages
                             ---------------------


Capital One Operations Center (Glen Allen, Virginia):
----------------------------------------------------

30.057%

Knolls Office Building (Glen Allen, Virginia):
---------------------------------------------

13.559%

Knolls Two Phase Three (Glen Allen, Virginia):
---------------------------------------------

19.774%

Renaissance Business Park Phase I (Tampa, Florida):
--------------------------------------------------

18.192%

Renaissance Business Park Phase II (Tampa, Florida):
----------------------------------------------------

18.418%

                                  SCHEDULE K

                      Form of Lessee Estoppel Certificate
                      -----------------------------------


     Lessee warrants and represents to Lessor, Indenture Trustee, Beneficiary and LC Issuer as follows as of the date hereof (capitalized terms used but not defined herein are as defined in the Lease):

     1.  ORGANIZATION AND POWER.  Lessee (a) is a corporation duly formed,
         ----------------------
validly existing and in good standing under the laws of the State of Delaware and is duly qualified as a foreign corporation and in good standing in the State of Florida and the Commonwealth of Virginia and any other jurisdiction where such qualification is required by applicable law or is necessary for the conduct of its business, and (b) has the full corporate power, authority and legal right to lease the Leased Properties from Lessor and has the requisite corporate power and authority to carry on its business as now conducted and to execute, deliver and perform the Operative Documents to which it is a party.

     2.  FULL DISCLOSURE.  No written statement delivered to Lessor, Indenture
         ---------------
Trustee or LC Issuer by Lessee in connection with the negotiation of the transactions contemplated hereby or contained in the Lease or any other Operative Document to which Lessee is a party contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading in any material respect. There is no fact peculiar to Lessee which is not disclosed in writing which materially and adversely affects Lessee's ability to perform under the Lease or any other Operative Document to which Lessee is a party.

     3.  LITIGATION.  There is no action, suit or proceeding pending, or to the
         ----------
best of Lessee's knowledge threatened, against or affecting Lessee at law or in equity before any court, or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency, or instrumentality or arbitrator which if adversely determined (i) individually or in the aggregate would materially and adversely affect the performance by Lessee of its obligations under the Lease or any other Operative Document to which it is a party or the business and operations of Lessee, taken as a whole or (ii) would affect in any material respect the consummation or validity of the Operative Documents to which it is a party, or the transactions contemplated thereby.

     4.  NO DEFAULTS.  No Default or Event of Default has occurred and is
         -----------
continuing under the Lease. Lessee is not in default in the payment of the principal or interest on any indebtedness for borrowed money or for its deferred purchase of property or in default under any instrument or agreement under and subject to which any such indebtedness has been issued or under any lease, in each case involving the likelihood of any actions or proceedings against it which will materially and adversely affect Lessee or its ability to perform under the Lease or any other Operative Document to which Lessee is a party.

     5.  NO VIOLATION.  Neither the execution, delivery or performance by Lessee
         ------------
of the Lease or the other Operative Documents to be delivered by Lessee nor compliance herewith or therewith (a) (i) are in contravention of, and will not result in a violation or breach of, any of the terms of Lessee's Certificate of Incorporation (or equivalent document), its By-Laws, or of any provisions relating to shares of the capital stock of Lessee, or (ii) will violate or constitute a breach of any applicable provision of law, any applicable order of any court or other agency of government, or any indenture, agreement or other instrument to which Lessee is a party, or by or under which Lessee or any of Lessee's property is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or instrument, or result in the creation or imposition of any Lien upon any of Lessee's property or assets or (b) results or will result in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to such agreement or instrument. Neither the execution, delivery or performance by the Lessee of the Lease or the Operative Documents to be delivered by Lessee nor compliance by Lessee herewith or therewith conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) the certificate of incorporation or by-laws of Lessee or (ii) any material agreement or instrument to which Lessee is a party or by which it is bound.

     6.  AGREEMENTS ARE LEGAL AND AUTHORIZED.  The Lease and the other Operative
         -----------------------------------
Documents to which Lessee is a party have been duly authorized by Lessee by all necessary corporate action (including any necessary action by its shareholders) and duly executed and delivered by it, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, are legal, valid and binding obligations of Lessee enforceable against it in accordance with their respective terms, except as certain rights and remedies as set forth in such Operative Documents may be limited by (a) bankruptcy, reorganization and similar laws of general application relating to or affecting the enforcement of creditors' or lessors' rights and (b) general principles of equity.

     7.  INSURANCE.  All insurance required by Article 13 of the Lease is in
         ---------
effect and all premiums now due and payable in respect of such insurance have been paid.

     8.  CONSENTS.  No consent, license, approval or authorization of, or
         --------
filing, registration or declaration with, or exemption or other action by, any governmental or public body, authority, bureau or agency (including courts) under the laws of the United States of America, the State of Delaware or the states in which any Leased Property is located, or of any other state is required in connection with the execution and delivery or performance by Lessee of this Agreement or any other Operative Document to which it is a party, except for such approvals, consents or permits which may be required as of the date hereof in connection with the construction, use and occupancy of the Leased Properties (all of which have been obtained and are in full force).

     9.  COMPLIANCE; TAXES.  Lessee will use and occupy the Leased Properties,
         -----------------
and each Leased Property is acceptable to Lessee for its business purposes. There has been no material damage to any Leased Property nor are any condemnation or eminent domain proceedings pending, or to Lessee's knowledge, threatened with respect thereto. Lessee is not in default in the payment of any taxes levied or assessed against it or its assets, nonpayment of which will materially and adversely affect Lessee or its ability to perform under the Lease or any other Operative Document to which Lessee is a party.

     10.  USE OF EQUITY INVESTMENT.  Lessee has used the Equity Investment
          ------------------------
provided to it solely for the purposes of acquiring, designing, constructing and installing, as applicable, all of the Leased Properties.

     11.  LEASE.  Lessee has unconditionally accepted every Leased Property
          -----
under the Lease, no offset exists with respect to any Basic Rent or other sums payable under the Lease and no Basic Rent under the Lease has been prepaid.

     12.  USE.  The Permitted Encumbrances do not interfere in any material
          ---
respect with the intended use by Lessee of any Leased Property.

     13.  ERISA.  Lessee is not entering into the Lease or any other Operative
          -----
Document or transaction contemplated thereby, directly or indirectly, in connection with any arrangement in any way involving any employee benefit plan or related trust with respect to which it is a party-in-interest, all within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended.

     IN WITNESS WHEREOF, the undersigned sets its hand under seal this ___ day of November, 1998.

                              CAPITAL ONE REALTY, INC.



                              By:  ______________________________
                                   Name:
                                   Title: